UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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BLACKROCK LIQUIDITY FUNDS
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BLACKROCK LIQUIDITY FUNDS

100 Bellevue Parkway

Wilmington, DE 19809

Phone: 1-800-821-7432

December___, 2005

Dear Shareholder:

The Board of Trustees of BlackRock Liquidity Funds (the “Trust”) is pleased to announce a special meeting of shareholders (the “Meeting”) on February 3, 2006 at 10:30 A.M. (Eastern Time) at the offices of BlackRock, Inc., 100 Bellevue Parkway, 3rd Floor, Wilmington, Delaware in the Board Room, to address the issues noted below.

As part of our continuing effort to provide the highest level of quality and commitment, we are recommending approval of the proposals discussed in the accompanying proxy statement.  The Board of Trustees has unanimously approved the:

•        Election of the Trustees of the Trust; and

•        Approval of a new management agreement between the Trust, on behalf of the individual investment portfolios of the Trust (the “Funds”), and BlackRock Institutional Management Corporation.

The new management agreement will combine the advisory and administration services, which currently are provided pursuant to separate advisory and administration agreements, into a single contract.  Approval of the new management agreement will not result in any increase in total fees or reduction in services to the Funds.  Consolidating these services in one agreement will generally simplify the fee structure of the Trust.

The Funds have always been managed with a conservative approach, seeking to provide shareholders with high quality money market funds that produce safety of principal, while preserving the critical elements of liquidity and return.  Consistent with our investment philosophy and approach, we believe the proposals set forth in the proxy statement will improve the competitiveness of the Funds and lead to improved efficiencies.

The Board of Trustees unanimously recommends your approval of the proposals described in the proxy statement.  We value your relationship and look forward to your vote in favor of the election of Trustees and approval of the new management agreement.

Sincerely,

/s/ Ralph L. Schlosstein
Ralph L. Schlosstein
President

Please review the enclosed materials and complete, sign, date and return the enclosed proxy card.  It is important that you return the proxy card to ensure your shares will be represented at the shareholder meeting to be held on February 3, 2006.  Please refer to your individual proxy card for information about other convenient voting options that may be available to you, such as touch-tone telephone and internet voting.

2

BLACKROCK LIQUIDITY FUNDS

100 Bellevue Parkway

Wilmington, DE 19809

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 3, 2006

December____, 2005

TO THE SHAREHOLDERS OF

BlackRock Liquidity Funds:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of each of the funds listed below (each, a “Fund” and collectively, the “Funds”) of BlackRock Liquidity Funds (the “Trust”) will be held on February 3, 2006, at 10:30 A.M. (Eastern time), at the offices of BlackRock, Inc., 100 Bellevue Parkway, 3rd Floor, Wilmington, Delaware in the Board Room.

The Funds of the Trust are: TempFund, TempCash, FedFund, T-Fund, Federal Trust Fund, Treasury Trust Fund, MuniFund, MuniCash, California Money Fund and New York Money Fund.

The Meeting will be held for the following purposes:

1.                                       To elect nine (9) Trustees;

2.                                       To approve a new management agreement between the Trust, on behalf of each Fund, and BlackRock Institutional Management Corporation; and

3.                                       To transact such other business as may properly come before the meeting or any adjournment thereof.

The proposals stated above are discussed in detail in the attached proxy statement.  Shareholders of record as of the close of business on November 23, 2005 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

Your Trustees unanimously recommend that you vote in favor of the election of Trustees and approval of the new management agreement.

Shareholders are requested to execute and return promptly in the enclosed envelope the accompanying proxy card or cards which are being solicited by the Trust’s Board of Trustees.  Also, please refer to your individual proxy card for information about other convenient voting options that may be available to you, such as touch-tone telephone and internet voting.  This is important for the purpose of ensuring a quorum at the Meeting.  A proxy may be revoked by any shareholder at any time before it is exercised by executing and submitting a revised proxy, by giving written notice of revocation to the Trust’s Secretary, or by withdrawing the proxy and voting in person at the Meeting.

/s/ Brian P. Kindelan
Brian P. Kindelan
Secretary

December____, 2005

2

BLACKROCK LIQUIDITY FUNDS

100 Bellevue Parkway

Wilmington, DE 19809

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the “Board” or the “Trustees”) of BlackRock Liquidity Funds (the “Trust”) in connection with a special meeting (“Special Meeting”) of shareholders of the Trust.  The Special Meeting will be held at the offices of BlackRock, Inc. (“BlackRock”), 100 Bellevue Parkway, 3rd Floor, Wilmington, Delaware in the Board Room on February 3, 2006 at 10:30 A.M. (Eastern time).  The Special Meeting and any adjournments thereof are referred to in this Proxy Statement as the “Meeting.”

This Proxy Statement and accompanying proxy card or cards will first be mailed on or about December____, 2005.

The Trust offers ten (10) investment portfolios which are each referred to herein as a “Fund” and, collectively, as the “Funds.”  The Funds of the Trust are: TempFund, TempCash, FedFund, T-Fund, Federal Trust Fund, Treasury Trust Fund, MuniFund, MuniCash, California Money Fund and New York Money Fund.

The following table summarizes the proposals to be voted on at the Meeting and indicates those shareholders that are being solicited with respect to each proposal.

PROPOSAL		SHAREHOLDERS SOLICITED

(1)	To elect nine (9) Trustees.	All shareholders of all Funds of the Trust will vote together and not separately by Fund or share class.

(2)	To approve a new management agreement between the Trust, on behalf of each Fund, and BlackRock Institutional Management Corporation (the “Management Agreement”).	Each Fund of the Trust voting separately. All shareholders of each Fund of the Trust will vote together and not by share class.

Although shares of each of the Funds have been divided into multiple classes, none of the proposals to be presented at the Meeting, as described in this Proxy Statement, involve a separate vote by a single class of shares.

Only shareholders of record of the Funds at the close of business on November 23, 2005, the record date for the Meeting (“Record Date”), will be entitled to notice of and to vote at the

Meeting.  As of the Record Date, the number of outstanding shares of each of the Funds and the total shares outstanding were as follows:

Number of Outstanding Shares

Fund	Number of Shares
TempFund
TempCash
FedFund
T-Fund
Federal Trust Fund
Treasury Trust Fund
MuniFund
MuniCash
California Money Fund
New York Money Fund
Total

Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote.  There shall be no cumulative voting in the election of Trustees.  Shares may be voted in person, by proxy, by touch-tone telephone or by internet voting.  The Funds’ shares are referred to herein as “Shares.”

Proxy solicitations will be made primarily by mail.  The Trust’s officers and employees of the BlackRock Institutional Management Corporation, the investment adviser to the Funds (“BIMC” or the “Investment Adviser”), may also solicit proxies personally or by telephone or telefax.  The Altman Group, Inc. has been retained to solicit proxies in connection with the Meeting for fees and expenses of approximately $75,000.  BIMC will bear all costs related to the proxy solicitation and shareholder meeting.  Any shareholder submitting a proxy may revoke it at any time before it is exercised by submitting to the Trust a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

Signed proxies received by the Trust in time for voting and not so revoked will be voted in accordance with the directions specified therein.  The Board of Trustees recommends a vote FOR the election of Trustees, as listed, and FOR approval of the Management Agreement.  If no specification is made, the proxy will be voted FOR the election of Trustees and FOR approval of the Management Agreement.

The Trust will furnish, without charge, copies of its annual and semi-annual reports to shareholders dated October 31, 2004 and April 30, 2005, respectively, to any shareholder upon request.  The annual report to shareholders dated October 31, 2005 will be provided to shareholders when completed and will be available upon request.  The annual and semi-annual reports may be obtained by writing to: BlackRock Liquidity Funds, 100 Bellevue Parkway, Wilmington, DE 19809 or by calling (800) 821-7432.

INTRODUCTION

The Trust is organized as a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

At the Meeting, shareholders of the Trust are being asked to approve the election of Trustees of the Trust.  Shareholders also are being asked to approve the Management Agreement for the Funds.  The Trustees believe that these proposals are in the best interests of the shareholders.  If the Management Agreement is approved, the Trustees believe that the proposed changes will generally simplify the fee structure of the Trust.  Each of the proposals is discussed in greater detail below.

PROPOSAL 1:  ELECTION OF TRUSTEES

BACKGROUND

At the Meeting, shareholders will be asked to elect nine Trustees, who will constitute the entire Board of the Trust.  Each Board member so elected will hold office until his successor is elected and qualifies, or until his term as a Trustee is terminated as provided in the Trust’s Declaration of Trust.

The persons named as proxies in the accompanying proxy card have been designated by the Board of Trustees and intend to vote for the nominees named below.  All Shares represented by valid proxies will be voted in the election of Trustees for each nominee named below, unless authority to vote for a particular nominee is withheld.  Each nominee has consented to being named in this Proxy Statement and to serve if elected.  Should any nominee withdraw from the election or otherwise be unable to serve, the named proxies will vote for the election of such substitute nominee as the Board of Trustees may recommend unless a decision is made to reduce the number of directors serving on the Board.  The following table sets forth the nominees, their ages, addresses, positions held with the Trust, term of office and length of time served, principal occupations for the past five years, and other directorships they hold in companies which are subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, or are registered as investment companies under the 1940 Act.

Name, Address and Age(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Ralph L. Schlosstein* Age: 54	Trustee, Chairman and President	Since 2001	President and Director, BlackRock, Inc.; Trustee: Visiting Board of Overseers of John F. Kennedy School of Government of Harvard University; Financial Institutions Center of The Wharton School of the University of Pennsylvania; American Museum of Natural History; Trinity School; New Visions for Public Education; Board of Advisors, Marujupu LLC.	62	Director and Chairman, BlackRock Family of Closed-End Funds; Director and Chairman Anthracite Capital, Inc.

Paul L. Audet* Age: 52	Trustee	Since 2005	Managing Director, BlackRock, Inc., 2002 to present; Head, Cash Management and Regional Chief Operating Officer, Delaware Office, BlackRock, Inc. (2005 to present); Chief Financial Officer, BlackRock, Inc. (2002 to 2005)); Treasurer, BlackRock Funds (2002-May 2005).	10

Disinterested Trustees

G. Nicholas Beckwith, III Age: 60	Trustee	Since 1999

Chairman and Chief Executive Officer, Arch Street Management, LLC; Chairman, President and Chief Executive Officer, Beckwith Machinery Company (until October 2005); Chairman of the Board of Directors, University of Pittsburgh Medical Center; Board of Visitors, University of Pittsburgh School of Medicine; Board of Directors: Shadyside Hospital Foundation; Beckwith Institute for Innovation in Patient Care; UPMC Rehabilitation Hospital; Member: Brown University President’s Leadership Council; Trustee, Claude Worthington Benedum Foundation; Chatham College; University of Pittsburgh; Shadyside Academy; and Beckwith Family Foundation.

				10

Jerrold B. Harris Age: 63	Trustee and Vice Chairman of the Governance Committee	Since 1999	Until September 1, 1999, President and Chief Executive Officer, VWR Scientific Products Corp.; Trustee, Ursinus College; Director, BlackRock – Kelso Capital Corp.	10

Rodney D. Johnson Age: 64	Trustee and Chairman of the Governance Committee	Since 1999	President, Fairmount Capital Advisors, Inc.; Director, Fox Chase Cancer Center; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia.	10

Joseph P. Platt, Jr. Age: 58	Trustee	Since 1999	Partner, Amarna Partners (private investment company); Chairman of the Board and Director, Restaurant Insurance Holding; Director, Jones & Brown (Canadian insurance broker); Director and Executive Vice President, Johnson & Higgins; Director, Greenlight Re (Reinsurance company).	10

Robert C. Robb, Jr. Age: 60	Trustee	Since 1999	Partner, Lewis, Eckert, Robb & Company (management and financial consulting firm); former Trustee, EQK Realty Investors; former Director, Tamaqua Cable Products Company; former Director, Brynwood Partners; former Director, PNC Bank; former Director, Brinks, Inc.	10

Kenneth L. Urish Age: 54	Trustee and Chairman of the Audit Committee	Since 1999	Managing Partner, Urish Popeck & Co. LLC (certified public accountants and consultants); External Advisory Board, The Pennsylvania State University Accounting Department; Trustee, The Holy Family Foundation; AlphaSource Procurement Systems, LP.	10

Frederick W. Winter Age: 60	Trustee	Since 1999	Professor and Dean Emeritus, Joseph M. Katz School of Business – University of Pittsburgh (since 1997).	10	Director, Alkon Corporation (1992-present); Director, Indotronix International (2004-present); Director, Tippman Sports (2005 – present)

(1)           Each Trustee may be contacted by writing to the Trustee, c/o BlackRock Institutional Management Corporation, 100 Bellevue Parkway, Wilmington, Delaware 19809; Attn: Brian Kindelan.

(2)           Each Trustee serves until his respective successor has been duly elected and qualified.

(3)           The Fund Complex consists of all registered investment companies for which BIMC, or its affiliates, serves as investment adviser.

*                                         Mr. Schlosstein is an “interested person” of the Trust, as that term is defined in the 1940 Act, because he is an officer of the Trust and BlackRock, which is BIMC’s parent, and owns securities of BlackRock.  Mr. Audet is an “interested person” of the Trust, as that term is defined in the 1940 Act, because he is an officer of BlackRock and owns securities of BlackRock.

Messrs. Beckwith, Harris, Johnson, Platt, Robb, Urish, and Winter were most recently elected by the shareholders on January 28, 1999.  Messrs. Audet and Schlosstein have served as Trustees since November 2, 2005 and February 12, 2002, respectively, when they were appointed by the other Trustees.

The Securities and Exchange Commission (“SEC”) has adopted rules that would require at least 75% of the Trust’s Board of Trustees to be disinterested.  The rules would also require that the Chairman of the Board be disinterested.  The scheduled date for compliance with these rules is January 16, 2006.  The Chamber of Commerce of the United States (the “Chamber”) has challenged the implementation of these rules and, on August 10, 2005, the U.S. Court of Appeals for the District of Columbia Circuit granted a stay preventing the rules from taking effect pending further legal proceedings.  The Trust’s Board currently is comprised of nine Trustees, seven of whom are disinterested (78%).  The current Chairman of the Board is an interested Trustee.  If the Chamber’s lawsuit is unsuccessful and the SEC’s rules take effect as scheduled in January 2006 or some later date, the Board will be required to elect a disinterested Chairman.

BOARD AND COMMITTEE MEETINGS

During the fiscal year ended October 31, 2005, the Trustees met four times.  Each of the current Trustees then in office attended more than 75% of the meetings of the Board.

The Trust’s Board has an Audit Committee, a Governance Committee and a Nominating Committee.  The Audit Committee, which consists of Messrs. Urish, Harris and Platt, provides assistance to the Board in fulfilling its legal and fiduciary obligations with respect to matters involving the accounting, auditing, financial reporting and internal control functions of the Trust.  This includes supervising the Trust’s independent auditors, Deloitte & Touche LLP.  The Audit Committee met four times during the Trust’s fiscal year ended October 31, 2005.  The Trust’s Governance Committee is comprised of Trustees of the Trust who are not “interested persons” (as defined in the 1940 Act).  Its purpose is, among other things:  (i) to act as liaison between the Trust and its service providers; (ii) to establish and review fund governance polices and practices; and (iii) to consider and vote on matters requiring the approval of the Trust’s disinterested Trustees.  The Governance Committee met four times during the Trust’s fiscal year ended October 31, 2005.  The Nominating Committee, which consists of Messrs. Beckwith, Robb and Winter, all of whom are disinterested Trustees, is responsible for considering candidates for election to the Trust’s Board in the event a position is vacated or created.  In connection with the identification, selection and nomination of candidates to the Board of Trustees, the Nominating Committee evaluates the qualifications of candidates for Board membership and their independence from the Investment Adviser and other principal service providers.  The Nominating Committee considers the effect of any relationships beyond those delineated in the 1940 Act that might impair independence (e.g., business, financial or family relationships with the Investment Adviser or other service providers).  Persons selected to serve as independent trustees must not be “interested persons” of the Trust as defined by the 1940 Act.  Specific qualifications shall be based on the needs of the Board at the time of the nomination.  The Nominating Committee will consider nominees recommended by the Trust’s shareholders.  Shareholders who wish to recommend a nominee should send nominations to the Trust’s Secretary.  The Committee assesses shareholder nominees in the same manner it reviews its own nominations.  The Nominating Committee Charter is attached to this Proxy statement as Appendix B.  The Nominating Committee did not meet during the Trust’s fiscal year ended October 31, 2005.

Each nominee is currently a Trustee of the Trust and has been recommended for election by the Nominating Committee.

Trustee Compensation

The following provides certain information about the fees received by the Trustees of the Trust for the fiscal year ended October 31, 2005.

Name of Person, Position	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued as Part Of Trust Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Trust and Trust Complex Paid to Trustees

Interested Trustees

Paul Audet(1),(2)	N/A	N/A	N/A	N/A

Ralph L. Schlosstein, Trustee, Chairman and President(1)	N/A	N/A	N/A	N/A

Disinterested Trustees

G. Nicholas Beckwith, III, Trustee	$ 66,000	N/A	N/A	$ 66,000

Jerrold B. Harris, Trustee and Vice Chairman of the Governance Committee	$ 71,000	N/A	N/A	$ 71,000

Rodney D. Johnson, Trustee and Chairman of the Governance Committee	$ 76,000	N/A	N/A	$ 76,000

Joseph P. Platt, Jr., Trustee	$ 66,000	N/A	N/A	$ 66,000

Robert C. Robb, Jr., Trustee	$ 66,000	N/A	N/A	$ 66,000

Kenneth L. Urish, Trustee and Chairman of the Audit Committee	$ 76,000	N/A	N/A	$ 76,000

Frederick W. Winter, Trustee	$ 66,000	N/A	N/A	$ 66,000

Beckwith Machinery Company, of which Mr. Beckwith was, until October 7, 2005, President and Chief Executive Officer, engaged in machinery and service sales transactions with PNC Leasing that totaled approximately $95,000 and $130,000 during the calendar years ended December 31, 2003 and 2004, respectively.  For both years, these transactions represented less than 0.1% of Beckwith Machinery Company’s overall sales.  PNC Leasing is a subsidiary of The PNC Financial Securities Group, Inc. (“PNC”), which is the indirect majority owner of BlackRock.  BlackRock is the parent of BIMC.

The Trustees beneficially owned shares of the Funds as of the Record Date, unless otherwise noted, with values within the ranges indicated in the following chart:

(1)  This Trustee is considered by the Trust to be an “interested person” of the Trust as defined by the 1940 Act.

(2)  Mr. Audet did not serve as a Trustee during the fiscal year ended October 31, 2005.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Interested Trustees
Paul Audet	none	none
Ralph L. Schlosstein, Trustee, Chairman and President	none	$1-$10,000
Disinterested Trustees
G. Nicholas Beckwith, III, Trustee	none	none
Jerrold B. Harris, Trustee and Vice Chairman of the Governance Committee	none	none
Rodney D. Johnson, Trustee and Chairman of the Governance Committee	none	none
Joseph P. Platt, Jr., Trustee	none	none
Robert C. Robb, Jr., Trustee	none	none
Kenneth L. Urish, Trustee and Chairman of the Audit Committee	none	none
Frederick W. Winter, Trustee	none	none

As of the Record Date, the Trustees and officers of the Trust as a group owned less than 1% of the shares of each of the Funds.

The Board of Trustees, including the Trustees who are not “interested persons” of the
Trust as defined by the 1940 Act (“Independent Trustees”),
unanimously recommends that Shareholders vote “FOR”
the election of each of the Trustees

PROPOSAL 2:  APPROVAL OF NEW MANAGEMENT AGREEMENT FOR THE FUNDS

GENERAL

At a meeting of the Trustees held on November 2, 2005, the Trustees, including a majority of the Independent Trustees, voted to approve, and to recommend that the shareholders of each Fund approve, the Management Agreement, in the form attached to this Proxy Statement as Appendix A.

BIMC currently provides investment advisory services to the Funds pursuant to an existing advisory agreement (the “Existing Advisory Agreement”) dated February 10, 1999, which was last submitted to a vote of shareholders for approval on January 28, 1999.  The terms of the Management Agreement with respect to investment advisory services provided to the Funds by BIMC are the same in all material respects to those of the Existing Advisory Agreement.  Administrative services currently are provided to the Funds by BIMC and PFPC, Inc. (“PFPC”), as co-administrators, pursuant to an Amended and Restated Administration Agreement dated February 11, 2004 by and among the Trust, on behalf of the Funds, BIMC and PFPC (the “Administration Agreement”).  If the Management Agreement is approved by shareholders, BIMC would be responsible for providing all the services to the Funds currently provided pursuant to both the Existing Advisory Agreement and the Administration Agreement by BIMC and PFPC combined.  The fees payable by the Funds under the Management Agreement are higher than the advisory fees payable under the Existing Advisory Agreement but equal to the total of advisory fees payable under the Existing Advisory Agreement plus the fees payable for administrative services under the Administration Agreement.  Consequently, the overall services provided and fees paid under the Management Agreement will be identical to the services provided and fees paid currently under the Existing Advisory Agreement and Administration Agreement.  If shareholders approve the Management Agreement, the Existing Advisory Agreement and Administration Agreement will be terminated.

Replacing the Funds’ Existing Advisory Agreement and Administration Agreement with a Management Agreement that covers both advisory and administrative services will generally improve investors’ ability to compare the Funds’ expenses with those of other mutual funds that do not pay separate advisory and administrative fees.  The Trustees have determined that approving the Management Agreement for these purposes is appropriate and beneficial to the Funds.

Set forth below is a brief comparison of (1) the Management Agreement, on the one hand, and (2) the Existing Advisory Agreement and the Administration Agreement, on the other hand, as well as certain additional information.  The description of the Management Agreement is qualified in its entirety by reference to Appendix A.

COMPARISON OF THE MANAGEMENT AGREEMENT AND THE EXISTING ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT

Services Provided

Investment advisory services provided by BIMC to the Funds under the Management Agreement will be the same as those provided under the Existing Advisory Agreement.  Under the Existing Advisory Agreement and the Management Agreement, BIMC, subject to the supervision of the Board of Trustees of the Trust, will provide a continuous investment program for each of the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Funds.  BIMC will also determine from time to time what securities and other investments will be purchased, retained or sold by the Trust for each of its Funds.  BIMC will provide the services rendered by it hereunder in accordance with the investment objective and policies of each of the Funds as stated in their respective prospectuses.

Administrative services provided by BIMC under the Management Agreement will be the same as those provided jointly by BIMC and PFPC under the Administration Agreement.  Under the Management Agreement, BIMC, and under the Administration Agreement, BIMC and PFPC: (i) assist generally in supervising the Funds’ operations, including providing for (a) the preparation, supervision and mailing of purchase and redemption order confirmations to shareholders of record, (b) the operation of an automated data processing system to process purchase and redemption orders, (c) maintenance of a back-up procedure to reconstruct lost purchase and redemption data, (d) information concerning the Funds to their shareholders of record, (e) handling shareholder problems, (f) the services of employees to preserve and strengthen shareholder relations, and (g) the monitoring of arrangements pertaining to the Funds’ agreements with Service Organizations; (ii) assure that persons are available to receive and transmit purchase and redemption orders; (iii) participate in the periodic updating of the Funds’ prospectuses; (iv) accumulate information for and coordinate the preparation of reports to the Funds’ shareholders and the SEC; (v) maintain the registration of the Funds’ shares for sale under state securities laws; (vi) provide for fund accounting services; and (vii) assist in the monitoring of regulatory and legislative developments which may affect the Trust, participate in counseling and assist the Trust in relation to routine regulatory examinations and investigations, and work with the Trust’s counsel in connection with regulatory matters and litigation.

If shareholders approve the Management Agreement, each Fund will receive these services pursuant to the Management Agreement.  The Funds will no longer have a direct contractual relationship with PFPC with respect to administrative services.  The Management Agreement authorizes BIMC to engage sub-contractors to provide any or all of the services provided for under the Management Agreement.  BIMC expects to engage PFPC to continue to provide administrative services to the Funds, but may employ another entity to do so, pursuant to a sub-administration agreement with BIMC.

Fee and Expenses

The fees payable by each Fund under the Management Agreement are identical to the aggregate advisory and administration fees payable by each Fund under the Existing Advisory Agreement and Administration Agreement.  Therefore, shareholder approval of the Management Agreement will not result in any increase in total fees payable.  Moreover, BIMC as investment adviser and administrator has, assuming shareholder approval of the Management Agreement, contractually agreed, until February 28, 2007, to reduce its fees and reimburse expenses to ensure that combined “Management Fees” and “Miscellaneous Expenses” do not exceed 0.18% of the average daily net assets of TempFund and TempCash and 0.20% of the average daily net assets of FedFund, T-Fund, Federal Trust Fund, Treasury Trust Fund, MuniFund, MuniCash, California Money Fund and New York Money Fund.  Set forth below are the advisory and administration fees, expressed in dollars and as a percentage of each Fund’s average daily net assets, to which BIMC, as investment adviser, and BIMC and PFPC, as co-administrators, were entitled for the fiscal year ended October 31, 2005 compared to the fees that BIMC would have received had the Management Agreement been in effect during the fiscal year ended October 31, 2005.

	Existing Advisory Agreement and Administration Agreement							Management Agreement
	Advisory Fee			Administration Fee			Total Advisory and Administration Fees	Proposed Management Fee
Fund*	Dollars	Current Advisory Fee Rates		Dollars	Current Administrative Fee Rates		Dollars	Proposed Management Fee Rate	Dollars If Proposed Management Fee In Place	Percentage Change

TempFund	$22,923,908	.175% of the first $1 billion .150% of the next $1 billion .125% of the next $1 billion .100% of the next $1 billion .095% of the next $1 billion .090% of the next $1 billion .080% of the next $1 billion .075% of the next $1 billion .070% of amounts in excess of $8 billion.	+	$29,534,155	.175% of the first $1 billion .150% of the next $1 billion .125% of the next $1 billion .100% of amounts in excess of $3 billion.	=	$52,458,063	.350% of the first $1 billion .300% of the next $1 billion .250% of the next $1 billion .200% of the next $1 billion .195% of the next $1 billion .190% of the next $1 billion .180% of the next $1 billion .175% of the next $1 billion .170% of amounts in excess of $8 billion.	$52,458,063	0.0%

TempCash	$10,739,793	.175% of the first $1 billion .150% of the next $1 billion .125% of the next $1 billion .100% of the next $1 billion .095% of the next $1 billion .090% of the next $1 billion .085% of the next $1 billion .080% of amounts in excess of $7 billion.	+	$11,674,874	.175% of the first $1 billion .150% of the next $1 billion .125% of the next $1 billion .100% of amounts in excess of $3 billion.	=	$22,414,667	.350% of the first $1 billion .300% of the next $1 billion .250% of the next $1 billion .200% of the next $1 billion .195% of the next $1 billion .190% of the next $1 billion .185% of the next $1 billion .180% of amounts in excess of $7 billion.	$22,414,667	0.0%

MuniFund	$4,233,003	.175% of the first $1 billion .150% of the next $1 billion .125% of the next $1 billion .100% of the next $1 billion .095% of the next $1 billion .090% of the next $1 billion .085% of the next $1 billion .080% of amounts in excess of $7 billion.	+	$4,233,003	.175% of the first $1 billion .150% of the next $1 billion .125% of the next $1 billion .100% of amounts in excess of $3 billion.	=	$8,466,006	.350% of the first $1 billion .300% of the next $1 billion .250% of the next $1 billion .200% of the next $1 billion .195% of the next $1 billion .190% of the next $1 billion .185% of the next $1 billion .180% of amounts in excess of $7 billion.	$8,466,006	0.0%

	Existing Advisory Agreement and Administration Agreement							Management Agreement
	Advisory Fee			Administration Fee			Total Advisory and Administration Fees	Proposed Management Fee
Fund*	Dollars	Current Advisory Fee Rates		Dollars	Current Administrative Fee Rates		Dollars	Proposed Management Fee Rate	Dollars If Proposed Management Fee In Place	Percentage Change

MuniCash	$3,644,602	.175% of the first $1 billion .150% of the next $1 billion .125% of the next $1 billion .100% of the next $1 billion .095% of the next $1 billion .090% of the next $1 billion .085% of the next $1 billion .080% of amounts in excess of $7 billion.	+	$3,644,602	.175% of the first $1 billion .150% of the next $1 billion .125% of the next $1 billion .100% of amounts in excess of $3 billion.	=	$7,289,204	.350% of the first $1 billion .300% of the next $1 billion .250% of the next $1 billion .200% of the next $1 billion .195% of the next $1 billion .190% of the next $1 billion .185% of the next $1 billion .180% of amounts in excess of $7 billion.	$7,289,204	0.0%

California Money Fund	$1,241,161	.20% of the average net assets	+	$1,086,011	.175% of the first $1 billion .150% of the next $1 billion .125% of the next $1 billion .100% of amounts in excess of $3 billion.	=	$2,327,172	.375% of the first $1 billion .350% of the next $1 billion .325% of the next $1 billion .300% of amounts in excess of $3 billion.	$2,327,172	0.0%

New York Money	$780,519	.20% of the average net assets	+	$682,955	.175% of the first $1 billion .150% of the next $1 billion .125% of the next $1 billion .100% of amounts in excess of $3 billion.	=	$1,463,474	.375% of the first $1 billion .350% of the next $1 billion .325% of the next $1 billion .300% of amounts in excess of $3 billion.	$1,463,474	0.0%

FedFund	$3,051,874	.175% of the first $1 billion** .150% of the next $1 billion** .125% of the next $1 billion** .100% of the next $1 billion** .095% of the next $1 billion** .090% of the next $1 billion** .085% of the next $1 billion** .080% of amounts in excess of $7 billion.**	+	$4,093,218	.175% of the first $1 billion .150% of the next $1 billion .125% of the next $1 billion .100% of amounts in excess of $3 billion.	=	$7,145,093	The Proposed Management Fee is equal to Calculation A plus Calculation B. Calculation A .175% of the first $1 billion** .150% of the next $1 billion** .125% of the next $1 billion** .100% of the next $1 billion** .095% of the next $1 billion** .090% of the next $1 billion** .085% of the next $1 billion** .080% of amounts in excess of $7 billion.** Calculation B .175% of the first $1 billion*** .150% of the next $1 billion*** .125% of the next $1 billion*** .100% of amounts in excess of $3 billion. ***	$7,145,093	0.0%

	Existing Advisory Agreement and Administration Agreement							Management Agreement
	Advisory Fee			Administration Fee			Total Advisory and Administration Fees	Proposed Management Fee
Fund*	Dollars	Current Advisory Fee Rates		Dollars	Current Administrative Fee Rates		Dollars	Proposed Management Fee Rate	Dollars If Proposed Management Fee In Place	Percentage Change

T-Fund	$4,066,086	.175% of the first $1 billion** .150% of the next $1 billion** .125% of the next $1 billion** .100% of the next $1 billion** .095% of the next $1 billion** .090% of the next $1 billion** .085% of the next $1 billion** .080% of amounts in excess of $7 billion.**	+	$5,070,052	.175% of the first $1 billion .150% of the next $1 billion .125% of the next $1 billion .100% of amounts in excess of $3 billion.	=	$9,136,138	The Proposed Management Fee is equal to Calculation A plus Calculation B. Calculation A .175% of the first $1 billion** .150% of the next $1 billion** .125% of the next $1 billion** .100% of the next $1 billion** .095% of the next $1 billion** .090% of the next $1 billion** .085% of the next $1 billion** .080% of amounts in excess of $7 billion.** Calculation B .175% of the first $1 billion*** .150% of the next $1 billion*** .125% of the next $1 billion*** .100% of amounts in excess of $3 billion. ***	$9,136,138	0.0%

	Existing Advisory Agreement and Administration Agreement							Management Agreement
	Advisory Fee			Administration Fee			Total Advisory and Administration Fees	Proposed Management Fee
Fund*	Dollars	Current Advisory Fee Rates		Dollars	Current Administrative Fee Rates		Dollars	Proposed Management Fee Rate	Dollars If Proposed Management Fee In Place	Percentage Change

Federal Trust Fund	$117,934	.175% of the first $1 billion** .150% of the next $1 billion** .125% of the next $1 billion** .100% of the next $1 billion** .095% of the next $1 billion** .090% of the next $1 billion** .085% of the next $1 billion** .080% of amounts in excess of $7 billion.**	+	$181,163	.175% of the first $1 billion .150% of the next $1 billion .125% of the next $1 billion .100% of amounts in excess of $3 billion.	=	$299,097	The Proposed Management Fee is equal to Calculation A plus Calculation B. Calculation A .175% of the first $1 billion** .150% of the next $1 billion** .125% of the next $1 billion** .100% of the next $1 billion** .095% of the next $1 billion** .090% of the next $1 billion** .085% of the next $1 billion** .080% of amounts in excess of $7 billion.** Calculation B .175% of the first $1 billion*** .150% of the next $1 billion*** .125% of the next $1 billion*** .100% of amounts in excess of $3 billion.***	$299,097	0.0%

Treasury Trust Fund	$1,485,810	.175% of the first $1 billion** .150% of the next $1 billion** .125% of the next $1 billion** .100% of the next $1 billion** .095% of the next $1 billion** .090% of the next $1 billion** .085% of the next $1 billion** .080% of amounts in excess of $7 billion.**	+	$2,200,655	.175% of the first $1 billion .150% of the next $1 billion .125% of the next $1 billion .100% of amounts in excess of $3 billion.	=	$3,686,465	The Proposed Management Fee is equal to Calculation A plus Calculation B. Calculation A .175% of the first $1 billion** .150% of the next $1 billion** .125% of the next $1 billion** .100% of the next $1 billion** .095% of the next $1 billion** .090% of the next $1 billion** .085% of the next $1 billion** .080% of amounts in excess of $7 billion.**	$3,686,465	0.0%
								Calculation B .175% of the first $1 billion*** .150% of the next $1 billion*** .125% of the next $1 billion*** .100% of amounts in excess of $3 billion.***

* Until February 28, 2006, BIMC, as investment adviser and co-administrator, and PFPC, as co-administrator, have (and until February 28, 2007, BIMC as investment adviser and administrator has, assuming shareholder approval of the Management Agreement) contractually agreed to reduce their fees and reimburse expenses to ensure that the combined “Management Fees,” “Administration Fees” and “miscellaneous expenses” do not exceed 0.18% of the average daily net assets of TempFund and TempCash and 0.20% of the average daily net assets of FedFund, T-Fund, Federal Trust Fund, Treasury Trust Fund, MuniFund, MuniCash, California Money Fund and New York Money Fund.

** Based on the combined average net assets of FedFund, T-Fund, Federal Trust Fund and Treasury Trust Fund.

***  Based on the average net assets of each Fund.

The Management Agreement requires each Fund to pay the percentage of its average daily net assets shown under the column entitled “Proposed Management Fee Rate.”  The column entitled “Dollars If Proposed Management Fee In Place” shows the amount BIMC would have received under the Management Agreement if it were in place during the fiscal year ended October 31, 2005, assuming the same level of average daily net assets as existed during that time period.  Finally, the column entitled “Percentage Change” shows as a percentage the difference in the amount BIMC would have received under the Management Agreement as compared to the Existing Advisory Agreement and Administration Agreement combined for the fiscal year ended October 31, 2005.  For each Fund, the amounts paid under the Existing Advisory Agreement and Administration Agreement are the same as the fees that would have been paid had the Management Agreement been in effect during the period.

For more information on fees and expenses of the Funds, see Appendix C.

Standard of Liability

Under the Existing Advisory Agreement and the Management Agreement, BIMC is not liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of BIMC in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement.  The Management Agreement also provides that in the event BIMC uses a sub-administrator and the sub-administrator breaches the sub-administration agreement with BIMC, BIMC will use its best efforts to recover from such sub-administrator to the full extent permitted under such sub-administration agreement, and BIMC will pay to the Trust any such recovery it receives from such sub-administrator to the extent attributable to losses incurred by the Trust.  BIMC expects to enter into a Sub-Administration Agreement (“Sub-Administration Agreement”) with PFPC under which PFPC will provide certain administrative services and will not be liable for any loss suffered by BIMC in connection with the matters to which the Sub-Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, negligence or breach of the Sub-Administration Agreement on its part in the performance of its duties under the Sub-Administration Agreement.  The Sub-Administration Agreement does not require shareholder approval.

Under the Administration Agreement, BIMC and PFPC are not liable for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, negligence or breach of the Administration Agreement on their part in the performance of their duties under the Administration Agreement.

Term and Termination

The term and termination provisions of the Management Agreement will be the same as those provisions in the Existing Advisory Agreement.  The Management Agreement will become effective with respect to a Fund on or about March 1, 2006 following approval of the Management

Agreement by the shareholders of such Fund, or such later date when approved by shareholders if not approved by March 1, 2006.  Unless sooner terminated, the Management Agreement will continue with respect to such Fund until March 31, 2007.  Thereafter, if not terminated, the Management Agreement will continue with respect to a Fund for successive annual periods ending on March 31, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Trustees of the Trust who are not parties to the Management Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund, provided, however, that the Management Agreement may be terminated with respect to a Fund by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of such Fund, on 60 days’ written notice to the Investment Adviser, or by the Investment Adviser at any time, without payment of any penalty, on 90 days’ written notice to the Trust.  The Management Agreement will immediately terminate in the event of its assignment.

ADDITIONAL INFORMATION RELATING TO BIMC, THE EXISTING ADVISORY AGREEMENT AND THE MANAGEMENT AGREEMENT

The Board of Trustees, including a majority of the Independent Trustees, most recently approved the Existing Advisory Agreement at a meeting held on November 2, 2005.

Trustee Action and Basis for Recommendation Regarding the Management Agreement

The Management Agreement was approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party (as such term is defined in the 1940 Act), at an in-person meeting of the Board held on November 2, 2005.  In determining to approve the Management Agreement, the Trustees met with the relevant investment advisory personnel from BIMC and considered all information they deemed reasonably necessary to evaluate the terms of the Management Agreement.  The Board received materials in advance of the meeting relating to its consideration of the Management Agreement for each Fund, including, among other things:  (i) fees and expense ratios of each Fund in comparison to the fees and expense ratios of a peer group of funds; (ii) information on the investment performance of each Fund in comparison to the investment performance of a peer group of funds;  (iii) information with respect to profitability of BlackRock and PNC Bank-affiliated companies with respect to each Fund for the years ended December 31, 2003 and 2004, including details regarding the methodology used to calculate profitability; (iv) information regarding fees paid to service providers that are affiliates of BIMC; and (v) information regarding compliance records and regulatory matters relating to BIMC.  In addition, the Board reviewed a memorandum from its independent counsel on the Board’s obligations in considering approval of the Management Agreement.  The information reviewed was responsive to requests by the Board’s independent counsel for information to assist the Board in its considerations.  The topics discussed below were considered separately by the Independent Trustees in an executive session, during which independent counsel provided guidance to the Independent Trustees.

Fees and Expenses.  In approving the Management Agreement, the Independent Trustees considered that the fees payable by the Funds under the Management Agreement are higher than the advisory fee rates payable under the Existing Advisory Agreement but equal to the total of advisory fees payable under the Existing Advisory Agreement plus the fees payable for administrative services under the Administration Agreement.  Consequently, the fees paid under the Management Agreement will be identical to the fees paid currently under the Existing Advisory Agreement and Administration Agreement combined.  The Trustees considered a memorandum in the written materials relating to management fee break-points, which had been provided at the Trustee’s request.  The Trustees, including the Independent Trustees, also reviewed the fees, both before (referred to as “Contractual”) and after (referred to as “Actual”) any fee waivers and expense reimbursements, and expense ratios of the Dollar Shares and Institutional Shares of each Fund against fees and expense ratios of a peer group of funds with similar asset levels and expense structures (a “peer group”).  Both the peer group category and the funds within the peer group with respect to the fee and expense comparisons were selected by Lipper, Inc. (“Lipper”), which is not affiliated with BIMC.

In considering data based on information provided by Lipper, the Trustees noted that of the 10 Funds, 6 classes of the Funds reviewed have Contractual management fees lower than the median.  The Contractual management fees of each of the remaining 14 classes of shares did not exceed the median for its peer group by more than 0.041%.  The Trustees also noted that 18 classes of shares have combined Actual fees under the Existing Advisory Agreement and the Administration Agreement (which would equal the fees under the Management Agreement) that were lower than the median.  Those Actual fees for each of the two remaining classes of shares exceeded the median for their peer groups by .005%.  Further, none of the share classes had Actual total expenses higher than the median for its peer group.

The Trustees also were provided with information about the services rendered, and the fee rates offered, to other clients advised by BIMC, including other money market funds.

The Independent Trustees discussed economies-of-scale in light of existing breakpoints and the growth of assets in the Funds over the past several years.

Following consideration of this information, the Trustees concluded that the fees to be paid pursuant to the Management Agreement were fair and reasonable in light of the services provided.

Nature, Extent and Quality of Services.  The Independent Trustees considered that the services to be provided under the Management Agreement are those currently provided under the Existing Advisory Agreement and Administration Agreement.  The Trustees received information concerning the investment philosophy and investment process used by BIMC in managing the Funds.  In connection with this, the Trustees considered BIMC’s in-house research capabilities as well as other resources.  The Trustees concluded that the scope of BIMC’s services to be provided to the Funds was consistent with the Funds’ operational requirements.

The Trustees also considered the quality of the services provided by BIMC to the Funds.  The Trustees evaluated the procedures of BIMC designed to fulfill its fiduciary duty to the Funds with respect to possible conflicts of interest.

The Trustees also considered information relating to the education, experience and number of investment professionals and other personnel who provide services under the Management Agreement.  In addition, the Trustees took into account the time and attention devoted by senior management of BIMC to the Funds.  Finally, the Trustees considered the business reputation of BlackRock and its financial resources and concluded that BIMC would be able to meet any reasonably foreseeable obligation under the Management Agreement.

Fund Performance.  The Board of Trustees, including the Independent Trustees, received and considered information about the investment performance of the Dollar Shares and Institutional Shares of each Fund, as well as the performance of funds with the same investment classification and objective (“performance universe”).  The funds included within each Fund’s performance universe were selected by Lipper.

The Board was provided with performance data for the Institutional and Dollar Shares of each Fund over the one, two, three, four, five and ten year periods ended August 31, 2005, as compared to performance of the performance universe.

The Trustees noted that of the 20 classes of the Funds that were included in the Lipper performance universe, 16 classes (80%) had performed at or above their respective performance universe median during at least two of the following periods: the one year, three years or five years ended August 31, 2005.  The remaining 4 classes performed below their respective performance universe median during at least two of those periods by no more than 0.13%.  These 4 share classes are the Dollar Shares of FedFund, Federal Trust Fund, Treasury Trust Fund and MuniFund.

The Trustees discussed other factors relevant to the performance of the Funds and concluded that each Fund’s performance is generally competitive with that of its Lipper performance universe.

Profitability.  The Board of Trustees, including the Independent Trustees, considered the level of BIMC’s and affiliates’ profits in respect of their relationship with the Funds, including the cost of services provided by BIMC.  This consideration included a broad review of BIMC’s methodology in allocating their costs to the management of a Fund. The Board of Trustees considered the profits realized by BIMC and affiliates in connection with the operation of each Fund. The Board of Trustees, including the Independent Trustees, also considered BIMC’s profit margins and related industry data. The Board concluded that BIMC’s profit is a reasonable profit for the services provided to the Funds.

Other Benefits to the Investment Adviser.  The Board of Trustees, including the Independent Trustees, also took into account not only the proposed management fees to be payable by the Funds, but also potential benefits to BIMC, such as the engagement of affiliates of BIMC as service providers to the Funds, including for administrative, transfer agency and custodial services.

In determining to approve the Management Agreement, the Trustees considered that replacing the Funds’ Existing Advisory Agreement and Administration Agreement with a Management Agreement that covers both advisory and administrative services will generally improve investors’ ability to compare the Funds’ expenses with those of other mutual funds that do not pay separate advisory and administrative fees.

No single factor was considered in isolation or to be determinative to the decision of the Board to approve the Management Agreement.  Rather, the Board concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Fund to approve the recommendation to shareholders of the proposed Management Agreement, including the fees to be charged for services thereunder.

Information on BIMC

BIMC was organized in 1977 to perform advisory services for investment companies and has its principal offices at 100 Bellevue Parkway, Wilmington, Delaware 19809.  BIMC is a wholly-owned indirect subsidiary of BlackRock, one of the largest publicly traded investment management firms in the United States with $427.8 billion of assets under management as of September 30, 2005.  BlackRock is a majority-owned indirect subsidiary of PNC, one of the largest diversified financial services companies in the United States.  BlackRock Advisors, Inc. with offices at 100 Bellevue Parkway, Wilmington, Delaware 19809 is the immediate parent of BIMC and owns 100% of BIMC’s stock.

The names, addresses and principal occupations of the principal executive officer and directors of BIMC are as follows:

NAME AND ADDRESS*	POSITION WITH BIMC	PRINCIPAL OCCUPATION
Paul L. Audet	Director	Managing Director, BlackRock, Inc.; Head, Cash Management and Regional Chief Operating Officer, Delaware Office, BlackRock, Inc.
Laurence J. Carolan	Managing Director and Director	Managing Director, BIMC
Laurence D. Fink	Chief Executive Officer	Chief Executive Officer , BlackRock, Inc.
Robert S. Kapito	Vice Chairman and Director	Vice Chairman of BlackRock, Inc.
Kevin M. Klingert	Managing Director and Director	Managing Director, BIMC
John P. Moran	Managing Director, Treasurer and Director	Managing Director and Treasurer, BIMC
Ralph L. Schlosstein	President and Director

President and Director, BlackRock, Inc.; Trustee: Visiting Board of Overseers of John F. Kennedy School of Government of Harvard University; Financial Institutions Center of The Wharton School of the University of Pennsylvania; American Museum of Natural History; Trinity School; New Visions for Public Education; Board of Advisors, Marujupu LLC.

Mark Steinberg	Managing Director and Director	Managing Director, BIMC

*The address for these individuals is 100 Bellevue Parkway, Wilmington, Delaware 19809.

Other Advisory Clients

BIMC also acts as investment adviser and/or sub-adviser to various other registered investment companies.  The table below sets forth certain information with respect to such investment portfolios which have similar investment objectives to the Funds.  The management fee rates shown do not include any administration fees payable by these investment companies.

Name of Fund	Net Assets As of September 30, 2005	Annual Rate of Management Fees as a Percentage of Net Assets

First Funds
Cash Reserve Portfolio	$224,629,109	0.08% of first $500 million 0.06% of next $500 million 0.05% of net assets over $1 billion

U.S. Government Money Market Portfolio	$127,351,866	0.08% of first $500 million 0.06% of next $500 million 0.05% of net assets over $1 billion

Municipal Money Market Portfolio	$65,123,788	0.08% of first $500 million 0.06% of next $500 million 0.05% of net assets over $1 billion

Plan Investment Fund
Money Market Portfolio	$168,634,888	0.20% of first $250 million 0.15% of next $250 million 0.12% of next $250 million 0.10% of next $250 million 0.08% of net assets over $1 billion

Government/Repo Portfolio	$924,693,765	0.20% of first $250 million 0.15% of next $250 million 0.12% of next $250 million 0.10% of next $250 million 0.08% of net assets over $1 billion

The RBB Fund, Inc.
Money Market Portfolio(1)	$217,783,114	0.45% of first $250 million 0.40% of next $250 million 0.35% of net assets over $500 million

BlackRock Funds
Money Market Portfolio	$1,558,208,508	0.40% of first $1 billion 0.35% of next $1 billion 0.325% of next $3 billion 0.30% of net assets over $3 billion

U.S. Treasury Money Market Portfolio	$453,966,553	0.40% of first $1 billion 0.35% of next $1 billion 0.325% of next $3 billion 0.30% of net assets over $3 billion

Municipal Money Market Portfolio	$300,034,114	0.40% of first $1 billion 0.35% of next $1 billion 0.325% of next $3 billion 0.30% of net assets over $3 billion

New Jersey Municipal Money Market Portfolio	$149,116,381	0.40% of first $1 billion 0.35% of next $1 billion 0.325% of next $3 billion 0.30% of net assets over $3 billion

North Carolina Municipal Money Markey Porfolio	$63,209,423	0.40% of first $1 billion 0.35% of next $1 billion 0.325% of next $3 billion 0.30% of net assets over $3 billion

Ohio Municipal Money Market Portfolio	$119,768,794	0.40% of first $1 billion 0.35% of next $1 billion 0.325% of next $3 billion 0.30% of net assets over $3 billion

Pennsylvania Municipal Money Market Portfolio	$536,521,837	0.40% of first $1 billion 0.35% of next $1 billion 0.325% of next $3 billion 0.30% of net assets over $3 billion

Virginia Municipal Money Market Portfolio	$24,165,465	0.40% of first $1 billion 0.35% of next $1 billion 0.325% of next $3 billion 0.30% of net assets over $3 billion

GuideStone Funds
Money Market Fund	$941,426,459	0.065% of net assets
Metropolitan Series Fund, Inc.
Metropolitan Series BlackRock Money Market Portfolio

(1)           The management fee rates shown do not reflect the effect of any fee waivers or expense reimbursement arrangements.

Services to the Funds by Affiliated Parties

PFPC also serves as transfer agent, registrar, and dividend disbursing agent to each Fund pursuant to a Transfer Agency Services Agreement.  For transfer agency and dividend disbursing services, each Fund pays PFPC: (i) an annual base fee of $1.75 million for the Funds’ first 40 classes plus $50,000 for each additional class beyond the first 40; (ii) account fees of $18.00 to open an account and $3.60 to close an account; (iii) transaction charges of $2.00/transaction for purchases/redemption/transfer/maintenance, $0.40 for an electronic ($5.00 for paper) new account opening, and $4.00/wire; (iv) FundServ/Networking fees of $0.25/transaction and a $10.00 monthly mutual fund profile service per Fund/class; (v) a $300.00 monthly fee for providing electronic monthly statement information; and (vi) reimbursement for certain out-of-pocket and shareholder expenses and certain miscellaneous charges.  In addition, each Fund reimburses PFPC for out-of-pocket expenses related to such services.  During the fiscal year ended October 31, 2005, TempFund, TempCash, FedFund, T-Fund, Federal Trust Fund, Treasury Trust Fund, MuniFund, MuniCash, California Money Fund and New York Money Fund paid PFPC transfer agent fees and expenses in the amounts of $1,610,081, $635,264, $191,783, $238,274, $15,299, $113,632, $194,079, $155,091, $66,890, and $46,407, respectively.

BlackRock Distributors, Inc. (“BDI”) serves as the distributor of the Trust’s shares.  BDI, a wholly-owned subsidiary of PFPC Distributors, Inc., is a Delaware corporation and has its principal business address at 760 Moore Road, King of Prussia, PA 19406.  BIMC is an affiliate of PFPC Distributors, Inc. and BDI.  No compensation is payable by the Trust to the distributor for its distribution services.

Pursuant to a Custodian Agreement, PFPC Trust Company, an affiliate of BIMC, serves as each Fund’s custodian, holding each Fund’s portfolio securities, cash and other property.  Under the Custodian Agreement, each Fund pays PFPC Trust Company an annual fee equal to .006% for each Fund’s first $10 billion of average gross assets; .0055% of each Fund’s next $10 billion of average gross assets; and .005% of each Fund’s average gross assets over $20 billion.  In addition, each Fund pays the custodian certain types of transaction charges, and reimburses the custodian for out-of-pocket expenses, foreign custody fees and certain miscellaneous expenses incurred on behalf of the Fund.  Pursuant to the Trust’s operating procedures, custodian fees may be reduced by amounts calculated on uninvested cash balances (“custody credits”).  For the year ended October 31, 2005, custody credits earned were as follows:  $5,718 with respect to FedFund; $74,551 with respect to T-Fund; $24 with respect to Federal Trust Fund; $145,508 with respect to MuniFund; $125,624 with respect to MuniCash; $21,723 with respect to California Money Fund; and $7,857 with respect to New York Money Fund.  During the fiscal year ended October 31, 2005, TempFund, TempCash, FedFund, T-Fund, Federal Trust Fund, Treasury Trust Fund, MuniFund, MuniCash, California Money Fund and New York Money Fund paid PFPC Trust Company custodian expenses in the amounts of $1,915,118, $710,383, $196,281, $166,945, $9,151, $102,708, $59,879, $57,546, $25,854, and $23,784, respectively.

Affiliates of BIMC may also receive fees under the (1) “Shareholder Service Plan applicable to each of the Administration, Cash Management, Cash Plus, Cash Reserve and Dollar Shares; (2) the “Cash Plus Shares Distribution Plan” for the Cash Plus Shares; and (3) “Distribution and Services Plan” for the Plus Shares, which have been adopted by the Trust’s Board of Trustees pursuant to applicable rules and regulations of the SEC.  The following chart provides information with respect to the fees paid to service organizations that are affiliates of BIMC pursuant to those plans during the fiscal year ended October 31, 2005.

Fund/Share Class	Fees to Affiliates*
TempFund/Dollar	$8,257,065
TempFund/Cash Reserve	$0
TempFund/Cash Management	$0
TempFund/Administration	$1,263,534
TempCash/Dollar	$865,150
TempCash/Administration	$0
FedFund/Dollar	$966,489
FedFund/Cash Reserve	$0
FedFund/Administration	$17,942
T-Fund/Dollar	$442,291

FUND	Fees to Affiliates*
T-Fund/Cash Management	$0
T-Fund/Administration	$1,778
Federal Trust/Dollar	$0
Treasury Trust/Dollar	$150,933
Treasury Trust/Cash Management	$0
Treasury Trust/Administration	$161,310
MuniFund/Dollar	$120,141
MuniFund/Cash Management	$0
MuniFund/Administration	$524,956
MuniCash/Dollar	$117,261
California Money Fund/Dollar	$0
California Money Fund/Cash Management	$0
California Money Fund/Administration	$3,466
New York Money Fund/Dollar	$10,398
New York Money Fund/Cash Administration	$18,624

*Share classes that had no shares outstanding as of October 31, 2005 and thus paid no fees to Service Organizations have been excluded from the chart.

Services under the foregoing plans will not be affected by the approval of the Management Agreement.

The Board of Trustees, including the Independent Trustees, unanimously recommends that shareholders vote “FOR” the approval of the Management Agreement.

OTHER MATTERS

No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to adjournment of the Meeting, the persons named as proxies will vote thereon according to their best judgment in the interests of the Trust and its shareholders.

VOTING INFORMATION

One-third of the Shares entitled to vote in person or by proxy on a particular matter shall constitute a quorum for the transaction of business at the Meeting with respect to that matter.  Any lesser number shall be sufficient for adjournments.  In the event that a quorum of the Trust for purposes of Proposal 1, or a Fund for purposes of Proposal 2, is not present at the Meeting or at any adjournment thereof, or in the event that a quorum is present at the Meeting but sufficient votes to approve the proposal are not received, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Meeting to permit the further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy.  Any adjourned session or sessions may be held without the necessity of further notice.  For purposes of determining the presence of a quorum, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the Meeting.

A majority of the Shares voted in person or by proxy on a particular matter at a meeting at which a quorum is present shall decide any questions with respect to that matter and a plurality shall elect a Trustee.  A “majority of the outstanding shares” of a Fund means, with respect to the approval of the Management Agreement, the lesser of (1) 67% of that Fund’s Shares (irrespective of class) represented at a meeting at which the holders of more than 50% of the outstanding shares of that Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of a Fund (irrespective of class).  For purposes of determining the affirmative vote of a “majority of the outstanding shares,” an abstention or the failure to vote, including a broker non-vote, will be the equivalent of voting against a proposal.

Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote.  There shall be no cumulative voting in the election of Trustees.  Shares may be voted in person or by proxy.

ADDITIONAL INFORMATION

Management

Officers of the Trust are elected and appointed by the Trustees and hold office until they resign or are removed.  The following table sets forth certain information about the Trust’s officers:

Executive Officers

Name, Address and Age(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
William McGinley BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 38	Treasurer	Since May 2005	Managing Director, BlackRock Advisors, Inc. (since 2004); Partner, PricewaterhouseCoopers LLP (1998 to 2004); Treasurer, BlackRock Liquidity Funds (since May 2005).

Ellen L. Corson PFPC Inc. 103 Bellevue Parkway Wilmington, DE 19809 Age: 41	Assistant Treasurer	Since 2001	Senior Director and Vice President of Fund Accounting and Administration, PFPC Inc. (since 2003) Vice President and Director of Mutual Fund Accounting and Administration, PFPC Inc. (1997 to 2003).

Brian P. Kindelan BlackRock Advisors, Inc. 100 Bellevue Parkway Wilmington, DE 19809 Age: 46	Secretary	Since March 2005	Managing Director (since 2005), Director (2001 to 2004), Vice President (1998 to 2000) and Senior Counsel (since 1998), BlackRock Advisors, Inc.

Executive Officers

Name, Address and Age(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Edward B. Baer BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 37	Assistant Secretary	Since March 2005	Director and Senior Counsel, BlackRock, Inc. since 2004; Associate, Willkie Farr & Gallagher LLP (law firm) (2000 to 2004); Associate, Morgan Lewis & Bockius LLP (law firm) (1995 to 2000).

Michael P. Malloy Drinker Biddle & Reath LLP One Logan Square 18th and Cherry Streets Philadelphia, PA 19103 Age: 46	Assistant Secretary	Since March 2005	Partner, Drinker Biddle & Reath LLP (law firm).

Bart Battista BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 46	Chief Compliance and Anti-Money Laundering Officer	Since September 2004	Managing Director (since 2003), Chief Compliance Officer and Anti-Money Laundering Compliance Officer (since 2004), BlackRock, Inc. (since 1998).

Drinker Biddle & Reath LLP, of which Mr. Malloy is a partner, receives legal fees as counsel to the Trust.  Except for Mr. Battista, no employee of BDI, BIMC, PFPC or PNC receives any compensation from the Trust for acting as an officer or Trustee of the Trust.  The Trust compensates Mr. Battista for his services as its Chief Compliance Officer.

Co-Administrators

BIMC and PFPC currently serve as the Trust’s co-administrators.  PFPC has its principal business address at 301 Bellevue Parkway, Wilmington, Delaware 19809 and is an indirect, wholly-owned subsidiary of PNC and is an affiliate of BIMC.

Distributor

BDI serves as distributor for each Fund.  BDI is located at 760 Moore Road, King of Prussia, PA 19406.

Beneficial Owners of the Trust

The beneficial owners of more than 5% of the outstanding shares of any Fund as of the Record Date, are as follows:

Fund	Name and Address of Beneficial Owner	Total Shares Beneficially Owned	Percent of Shares Beneficially Owned

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company.

Shares Held of Record by Affiliates of BIMC

At the Record Date, BIMC and/or its affiliates held of record approximately the percentage of outstanding shares of the Funds in a fiduciary capacity or as custodian for its customers as shown below.

Fund	% Held in a Fiduciary Capacity or as Custodian

BIMC or its affiliates intends to vote shares of beneficial interest in the Funds over which it has investment discretion FOR each of the proposals.

PROCEDURES FOR SHAREHOLDER COMMUNICATIONS WITH BOARD

The Trust’s Board will receive and review written correspondence from shareholders.  Shareholders may address correspondence to individual Trustees or to the full Board at the Trust’s principal business address.  The Board or an individual Trustee will respond to shareholder correspondence in a manner that the Board or Trustee deems appropriate given the subject matter of the particular correspondence.

The Investment Adviser maintains copies of all correspondence addressed to individual Trustees or the Board.  Copies of all such correspondence are forwarded promptly to an individual Trustee or the Board, as applicable.  The Investment Adviser responds to any correspondence in the nature of routine operational matters, such as routine account inquiries, on a timely basis, notwithstanding that the correspondence is addressed to an individual Trustee or the Board, and communicates such response to the Board or Trustee to whom the correspondence was addressed.

SHAREHOLDER PROPOSALS

The Trust does not intend to hold meetings of shareholders except to the extent that such meetings may be required under the 1940 Act or state law.  Because the Trust does not hold regular meetings of shareholders, the anticipated date of the next shareholder meeting cannot be provided.  To be considered for inclusion in the proxy statement for any subsequent meeting of shareholders, a shareholder proposal must be submitted to the Trust at its principal office within a reasonable time before the proxy statement for that meeting is mailed.  Whether a proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws.  The timely submission of a proposal does not guarantee its inclusion.

Dated:  December____,2005

Shareholders who do not expect to be present at the Meeting and who wish to have their Shares voted are requested to date and sign the enclosed proxy and return it in the enclosed envelope.  No postage is required if mailed in the United States.  Please refer to your individual proxy card for information about other convenient voting options that may be available to you, such as touch-tone telephone and internet voting.

Appendix A

MANAGEMENT AGREEMENT

AGREEMENT made as of                   , 2006 between BlackRock Liquidity Funds (formerly, BlackRock Provident Institutional Funds), a Delaware statutory trust (the “Company”), and BlackRock Institutional Management Corporation (“BlackRock”), a Delaware corporation registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

WITNESSETH:

WHEREAS, the Company is registered with the Securities and Exchange Commission (the “Commission”) as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Company desires to retain BlackRock to provide investment advisory, administration and accounting services as set forth herein for each class of units of beneficial interest (“shares”) in each of the Company’s investment portfolios (individually, a “Fund,” and collectively, the “Funds”) as listed on Appendix A hereto (as such Appendix may, from time to time, be supplemented (or amended)), and BlackRock is willing to furnish such investment advisory, administration and accounting services;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed among the parties hereto as follows:

1.                                      Appointment.

a.                                       The Company hereby appoints BlackRock to provide the investment advisory (“Advisory Services”), administration and accounting services (such administration and accounting services sometimes collectively herein referred to as “Administration Services”) as specified below, on the terms and for the periods set forth in this Agreement.  BlackRock accepts such appointment and agrees to perform the services and duties herein set forth below that have been designated to it in return for the compensation herein provided.

b.                                      In the event that the Company establishes one or more portfolios other than the Funds with respect to which it desires to retain BlackRock to provide investment advisory, administration and accounting services, the Company shall notify BlackRock in writing.  If BlackRock is willing to render such services it shall notify the Company in writing whereupon, subject to such shareholder approval as may be required pursuant to Paragraph 10 hereof, such portfolio shall become a Fund hereunder and the compensation payable by such new Fund to BlackRock will be as agreed in writing at the time.

2.                                      Instructions.  With respect to Administration Services, BlackRock shall be entitled to rely upon any Oral Instruction or Written Instruction it receives pursuant to this Agreement.  For purposes of this Agreement: (1) “Authorized Persons” means any officer of the Company and any other person duly authorized by the Company to provide oral or written instructions on behalf of the Company; (2) “Oral Instructions” means oral instructions received by BlackRock to whom the instruction is addressed from an Authorized Person or a person reasonably believed by BlackRock to be an Authorized Person (BlackRock may, in its sole discretion in each separate instance, consider and rely upon instructions it receives from an Authorized Person (or a person reasonably believed by BlackRock to be an Authorized Person) via electronic mail as Oral Instructions); and (3) “Written Instructions” means (i) written instructions received by BlackRock to whom the instruction is addressed and signed by an Authorized Person or a person reasonably believed by BlackRock to be an Authorized Person or (ii) trade instructions received by BlackRock to whom the trade instruction is addressed if the trade instruction was transmitted by means of an electronic transaction reporting system which requires the use of a password or other authorized identifier in order to gain access.  Written Instructions may be delivered electronically (provided that instructions delivered via electronic mail shall be treated as set forth under the definition of “Oral Instructions” above) or by hand, mail or facsimile sending device.  The Company agrees to forward to BlackRock to whom it sends an Oral Instruction a confirming Written Instruction so that BlackRock receives the confirming Written Instruction by the close of business on the same day that such Oral Instruction is received; the fact that such confirming Written Instruction is not received by BlackRock or differs from the Oral Instruction shall in no way invalidate the transactions or enforceability of the transactions authorized by the Oral Instruction or BlackRock ability to rely upon such Oral Instruction.

3.                                      Right to Receive Advice.  With respect to Administration Services, if BlackRock is in doubt as to any action it should or should not take, it may request directions or advice, including Oral Instructions or Written Instructions, from or on behalf of the Company.  With respect to Administration Services, if BlackRock shall be in doubt as to any question of law pertaining to any action it should or should not take, it may request advice at its own cost from such counsel of its own choosing (who may be counsel for the Company or BlackRock, at the option of BlackRock).  In the event of a conflict between such directions or advice or such Oral Instructions or Written Instructions BlackRock receives from or on behalf of the Company, and such advice it receives from counsel, BlackRock shall be entitled to rely upon and follow the advice of counsel.  BlackRock shall be indemnified by the Company and without liability for any action it takes or does not take with respect to Administration Services in reasonable reliance upon directions or advice or Oral Instructions or Written Instructions it receives from or on behalf of the Company or from counsel and which BlackRock believes, in good faith, to be consistent with those directions or advice or Oral Instructions or Written Instructions.  Nothing in this Section shall be construed so as to impose an obligation upon BlackRock to seek such directions or advice or Oral Instructions or Written Instructions.

4.                                      Administration Services and Duties.  BlackRock will perform the administration and accounting services set forth below.  BlackRock is responsible only for the services that it has specifically agreed to provide in the Agreement, and not for any other services.

a.                                       Subject to the supervision and control of the Company’s Board of Trustees, BlackRock shall assist in supervising all aspects of the Funds’ operations, other than (i) those services to be performed by the custodian pursuant to the Company’s Custodian Agreement, as amended from time to time, (ii) those services to be performed by the distributor pursuant to the Company’s Distribution Agreement, as amended from time to time, (iii) those services to be performed by the transfer agent pursuant to the Company’s Transfer Agency Agreement, as amended from time to time, and (iv) those services provided under the Company’s shareholder service and distribution plans relating to the respective classes of shares of the Company’s investment portfolios and any amended or successor plans (each a “Plan”).

b.                                      Without limiting the generality of Section 4(a), BlackRock shall provide the following services to the Funds (or to individual share classes as indicated below):

(1)                                  The oversight and coordination of the performance of each of the service providers to the Company, including without limitation, its sub-advisers (if any), other administrators and sub-administrators (if any), transfer agent, custodian, distributor, shareholder servicing agents, legal counsel and independent auditors;

(2)                                  Acting as liaison between the Company’s Board of Trustees and its service providers;

(3)                                  Assisting in the preparation of materials for meetings of the Company’s Board of Trustees and shareholders;

(4)                                  Providing general ongoing business management and support services in connection with the Company’s operations;

(5)                                  With respect to all share classes of each Fund, providing such other similar services set forth in items 1 to 5 above as the Company may reasonably request;

(6)                                  After consultation with the distributor and counsel for the Company, determining the jurisdictions in which the Funds’ shares shall be registered or qualified for sale;

(7)                                  Assisting in monitoring of regulatory and legislative developments which may affect the Funds; assisting in counseling the Funds with respect to regulatory examinations or investigations; and working with the Company’s counsel in connection with regulatory matters or litigation;

(8)                                  Participating to the extent reasonably requested by the Company and its counsel in the periodic updating of the Company’s registration statement;

(9)                                  Compiling data and accumulating information for and coordinating with the Company’s Treasurer or Assistant Treasurer the preparation of reports to shareholders of record and the Commission;

(10)                            Filing with the Commission and other federal and state agencies, subject to the approval of the Company’s Treasurer or Assistant Treasurer, reports and documents other than those reports and documents required to be filed by the Company’s custodian or transfer agent;

(11)                            Monitoring, and assisting in developing, compliance procedures for each of the Funds, which will include without limitation, procedures to monitor compliance with each Fund’s investment objective, policies and limitations, tax matters, and applicable laws and regulations;

(12)                            Monitoring the Fund’s expenses;

(13)                            With respect to all share classes of each Fund, providing information and distributing written communications concerning the particular class of shares to their shareholders of record; handling shareholder problems and calls;

(14)                            With respect to certain share classes of each Fund, supervising the services of individuals (“shareholder representatives”) whose principal responsibility and function shall be to preserve and strengthen the Company’s relationships with the shareholders of such class;

(15)                            With respect to certain share classes of each Fund, monitoring the Company’s arrangements with respect to services provided by certain institutional shareholders (“Service Organizations”) under a Plan, including monitoring and reviewing the services rendered by Service Organizations to their customers who beneficially own shares of such class, pursuant to agreements between the Company and such Service Organizations (“Servicing Agreements”); reviewing the qualifications of Service Organizations wishing to enter into Servicing Agreements with the Company; assisting in the execution and delivery of Servicing Agreements; monitoring the operations of the Plans; monitoring the activities of the Company’s transfer agent relating to the calculation of front-end sales charges (if applicable) and contingent deferred sales charges (if applicable) payable in connection with the purchase and redemption of shares, and the payment of all such sales charges to the Company’s distributor or others (subject to the applicable limitations of the National Association of Securities Dealers, Inc. on asset-based sales charges); reporting to the Company’s Board of Trustees with respect to the amounts paid or payable by the Company from time to time under the Plans and the nature of the services provided by Service Organizations; and maintaining appropriate records in connection with such duties;

(16)                            With respect to certain share classes of each Fund, monitoring the Company’s arrangements with respect to institutional investors and financial intermediaries (“Participating Institutions”) purchasing shares on behalf of their customers and program participants, including monitoring and reviewing services rendered by Participating Institutions to their customers; providing and supporting customized purchase and redemption procedures; providing specialized performance reporting as required by Participating Institutions; and monitoring the percentage investment by Participating Institutions which are investment companies for purposes of compliance with 1940 Act limitations;

(17)                            With respect to certain share classes of each Fund, maintaining the Company’s relationships with third-party industry data services, such as NASDAQ and Lipper Analytical Services, and reporting to such services with respect to ticker symbols, performance information and other information regarding the Funds, as appropriate;

(18)                            With respect to certain share classes of each Fund, monitoring the investor programs that are offered from time to time in connection with such class of shares;

(19)                            With respect to all share classes of each Fund, providing oversight and related support services that are intended to ensure the delivery of quality service to the shareholders of such class;

(20)                            Administering all activities concerning the installation, maintenance, monitoring and inventory control of software developed and maintained by BlackRock and used by certain shareholders of the Company to facilitate shareholder access to the Company and related shareholder services (herein called the “Computer Access Program”).  BlackRock shall provide the Trustees of the Company with such reports, statistics and other information as they may from time to time reasonably request in order to evaluate the Computer Access Program administered by BlackRock pursuant to this Section 4(b)(19) and BlackRock’s determination as to the costs that are reimbursable by each of the Funds;

(21)                            With respect to all share classes of each Fund, providing such other similar services set forth in items 12 to 19 above as the Company may reasonably request; and

(22)                            With respect to certain share classes of each Fund, providing personnel and supervising a facility to receive purchase and redemption orders via the Company’s toll-free in-WATS telephone lines and transmitting such requests to the Company’s transfer agent as promptly as practicable.

(23)                            Journalizing investment, capital share and income and expense activities;

(24)                            Verifying investment buy/sell trade tickets when received from investment advisory personnel and transmitting trades to the Fund’s custodian (the “Custodian”) for proper settlement;

(25)                            Maintaining individual ledgers for investment securities;

(26)                            Maintaining historical tax lots for each security;

(27)                            Reconciling cash and investment balances of a Fund with the Custodian, and providing investment advisory personnel with the beginning cash balance available for investment purposes;

(28)                            Updating the cash availability throughout the day as required by investment advisory personnel;

(29)                            Posting to and preparing the Statement of Assets and Liabilities and the Statement of Operations for the annual and semi-annual shareholder reports;

(30)                            Calculating various contractual expenses (e.g., management fees);

(31)                            Upon receipt of necessary information from the Company, assisting in the monitoring and budgeting of expense accruals;

(32)                            Controlling all disbursements and authorizing such disbursements upon receipt of electronic mail instructions or Written Instructions;

(33)                            Calculating capital gains and losses in accordance with the relevant Fund’s Prospectus and resolutions of the Company’s Board of Trustees;

(34)                            Determining net income in accordance with the relevant Fund’s Prospectus and resolutions of the Company’s Board of Trustees;

(35)                            Obtaining security market quotes from independent pricing sources approved by BlackRock, or if such quotes are unavailable, then obtaining such prices from BlackRock, and in either case calculating the market value of the Fund’s investments;

(36)                            Transmitting or mailing a copy of the daily portfolio valuation to investment advisory personnel;

(37)                            Computing net asset value;

(38)                            As appropriate, computing yields, total return, expense ratios, portfolio turnover rate, and, if required, portfolio average dollar-weighted maturity;

(39)                            Preparing quarterly broker security transactions summaries;

(40)                            Preparing monthly security transaction listings;

(41)                            Supplying various normal and customary Fund and Company statistical data as requested on an ongoing basis;

(42)                            Preparing for execution and filing the Company’s Federal and state tax returns;

(43)                            With the assistance of Company officers and counsel, preparing and filing the Company’s Semi-Annual Reports with the Commission on Form NSAR;

(44)                            With the assistance of Company officers and counsel, preparing and filing the Company’s Semi-Annual Reports with the Commission on Form N-CSR;

(45)                            With the assistance of Company officers and counsel, preparing and filing with the Commission the Company’s annual and semi-annual shareholder reports;

(46)                            With the assistance of Company officers and counsel, preparing and filing the Company’s quarterly portfolio holdings with the Commission on Form N-Q;

(47)                            With the assistance of Company officers and counsel, preparing and filing the Company’s annual report of proxy voting record on Form N-PX;

(48)                            Assisting in the preparation of registration statements and other filings relating to the registration of the Company’s shares;

(49)                            Monitoring each Fund’s status as a regulated investment company under Sub-Chapter M of the Internal Revenue Code of 1986, as amended;

(50)                            Monitoring the Company’s compliance with the amounts and conditions of each state blue sky qualification, and filing documentation with such states as the Company shall direct relating to the initial or ongoing registration or qualification of shares in such states;

(51)                            With the assistance of Company officers and counsel, preparing for execution and filing the Company’s Form 24F-2;

(52)                            Acting as liaison with the Company’s independent public accountants, and providing account analyses, fiscal year summaries and other audit related schedules with respect to each Fund.  BlackRock shall take all reasonable action in the performance of its obligations under this Agreement to assure that the necessary information is made available to such accountants for the expression of their opinion, as such may be reasonably required by the Company from time to time;

(53)                            With respect to certain share classes of each Fund, calculating the amount of fees payable with respect to the applicable Plan on a daily basis and upon instruction from the Company remitting such fees pursuant to such Plan;

(54)                            With respect to various share classes of each Fund, calculating and reporting to third party industry data services (e.g., NASDAQ and Lipper Analytical Services) certain performance and other information;

(55)                            Providing to the Company the data repository and analytics suite services as set forth on Exhibit Y attached hereto and made a part hereof (as such Exhibit Y may be amended from time to time), subject to the terms of this Agreement and the terms set forth in such Exhibit Y.  Persons who are Company “Authorized Individuals” to access the data repository and analytics suite services shall be authorized by BlackRock from time to time to access the data repository and analytics suite in connection with this Agreement;

(56)                            With respect to all share classes of each Fund, providing for the preparation, supervision and mailing of confirmations for all purchase and redemption orders to shareholders of record;

(57)                            With respect to all share classes of each Fund, providing for the operation of an automated data processing system to process purchase and redemption orders;

(58)                            With respect to all share classes of each Fund, providing for the maintenance of a procedure external to the transfer agent’s system to reconstruct lost purchase and redemption data;

(59)                            In compliance with the requirements of Rule 31a-3 under the 1940 Act, BlackRock agrees that all records which it maintains for the Company are the property of the Company and further agrees to surrender promptly to the Company any of such records upon the Company’s request.  Copies of any such records maintained by BlackRock will be provided by BlackRock to the Company upon the Company’s reasonable request and at the Company’s expense.  BlackRock further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under said Act but only to the extent that such records necessarily and specifically relate to the services required to be performed by BlackRock hereunder;

(60)                            With respect only to the services designated to it hereunder, (i) in the event of equipment failures affecting the services designated to BlackRock hereunder BlackRock shall, at no additional expense to the Company, take reasonable steps to minimize service interruptions but shall have no liability with respect thereto and (ii) BlackRock shall enter into and shall maintain in effect with appropriate parties one or more agreements making reasonable provision for emergency use of electronic data processing equipment to the extent appropriate equipment is available;

(61)                            Provide information and documentation relating to the Company or other assistance relating to such information and documentation as the Company may reasonably request to help the Company respond to any government or regulatory request, including but not limited to a subpoena or request for information, provided, however, that if responding to such a request would cause an undue burden on BlackRock or would cause BlackRock to bear undue expense, BlackRock at its option may decline such request or shall be entitled to such fees or reimbursement of expense as agreed to by the Company and BlackRock;

(62)                            Provide such information relating to the Company as the Company may reasonably request in connection with the services provided by BlackRock to the Company pursuant to this Agreement, provided, however, that if responding to such a request would cause an undue burden on BlackRock or would cause BlackRock to bear undue expense, BlackRock at its option may decline such request or shall be entitled to such fees or reimbursement of expense as agreed to by the Company and BlackRock; and

(63)                            Provide such additional services to the Company pursuant to this Agreement as shall be agreed in writing between the Company and BlackRock from time to time.

5.                                      Investment Advisory Services and Duties.  Subject to the supervision of the Board of Trustees of the Company, BlackRock will provide a continuous investment program for each of the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Funds.  BlackRock will determine from time to time what securities and other investments will be purchased, retained or sold by the Company for each of its Funds.  BlackRock will provide the services rendered by it hereunder in accordance with the investment objective and policies of each of the Funds as stated in their respective Prospectuses.  BlackRock further agrees that it:

a.                                       will conform with all applicable Rules and Regulations of the Securities and Exchange Commission (herein called the “Rules”), and will in addition conduct its activities under this Agreement in accordance with all other applicable laws; and

b.                                      will maintain all books and records with respect to the securities transactions of the Funds, keep their respective books of account and will render to the Company’s Board of Trustees such periodic and special reports as the Board may request.

6.                                      Sub-Contractors.  It is understood that BlackRock may, if it deems it desirable, from time to time employ such person or persons as BlackRock believes to be capable of assisting in the performance of its obligations under this Agreement (each a “Sub-Contractor”) and to terminate the services of any such person; provided, however, that the compensation of such person or persons shall be paid by BlackRock and that BlackRock shall be as fully responsible to the Company for the acts and omissions of any such person as it is for its own acts and omissions; and provided further, that the retention of any Sub-Contractor shall be approved by the trustees and shareholders to the extent required by the 1940 Act.  In the event of a breach by a Sub-Contractor of any agreement with BlackRock (a “Sub-Contract”):  BlackRock will use its best efforts to recover from such Sub-Contractor to the full extent permitted under such Sub-Contract; and BlackRock will pay to the Company any such recovery it receives from such Sub-Contractor to the extent attributable to losses incurred by the Company.

7.                                      Expenses Assumed.  BlackRock will bear all expenses incurred by it in performing the services and duties designated to it under this Agreement, except as otherwise expressly provided herein.  Other expenses to be incurred in the operation of the Funds, including taxes, interest, brokerage fees and commissions, if any, salaries and fees of officers and trustees who are not officers, directors, shareholders or employees of BlackRock (other than the

Company’s Chief Compliance Officer), or the distributor for the Funds, Commission fees and state Blue Sky qualification fees, advisory and administration fees, charges of custodians, transfer and dividend disbursing agents’ fees, certain insurance premiums, outside auditing and legal expenses, costs of outside pricing services, costs of maintaining corporate existence, typesetting and printing of prospectuses for regulatory purposes and for distribution to current shareholders of the Funds, costs of shareholders’ reports and corporate meetings and any extraordinary expenses, will be borne by the Company, provided, however, that the Company will not bear, directly or indirectly, the cost of any activity which is primarily intended to result in the sale of shares of the Funds otherwise than pursuant to any applicable distribution plan adopted by the Company.

In addition, if the expenses borne by any Fund in any fiscal year exceed the applicable expense limitations imposed by the securities regulations of any state in which the Shares are registered or qualified for sale to the public, BlackRock shall reimburse such Fund for one-half of any excess up to the amount of the fees payable by the particular Fund to it during such fiscal year pursuant to Section 8 hereof; provided, however, that notwithstanding the foregoing, BlackRock shall reimburse such Fund for one-half of such excess expenses regardless of the amount of such fees payable to it during such fiscal year to the extent that the securities regulations of any state in which the Shares are registered or qualified for sale so require.

8.                                      Compensation.

a.                                       For the services provided pursuant to Sections 4 and 5 above, the Company will pay to BlackRock a fee, computed daily and payable monthly, as described in the fee schedule attached as Appendix B.  The fee attributable to each Fund shall be the several (and not the joint or joint and several) obligation of each such Fund.

b.                                      The Company will also reimburse BlackRock monthly for its reasonable out-of-pocket expenses incurred in administering the Computer Access Program pursuant to the provisions of Section 4(b)(20) above, provided that BlackRock will not be reimbursed for any costs: (i) which exceed the current budget for the Computer Access Program approved by the Company’s Board of Trustees; (ii) which directly or indirectly finance any activity primarily intended to result in the sale of shares; or (iii) which BlackRock has not reasonably determined are in the best interests of the Company and its shareholders.

c.                                       With respect to Administration Services, the Company will also reimburse BlackRock monthly for its reasonable out-of-pocket expenses incurred on a Fund’s behalf, including, but not limited to, postage, telephone, telex, overnight express charges, deconversion costs (unless otherwise agreed), costs to obtain independent security market quotes, record retention/storage, negotiated time and materials for development and programming materials (if applicable), travel expenses and other miscellaneous fees incurred on behalf of a Fund.

d.                                      With respect to Advisory Services, during the term of this Agreement, BlackRock will pay all expenses incurred by it in connection with its activities under this

Agreement other than the cost of (including brokerage commissions, if any) securities purchased for the Funds.

e.                                       Any fee or out-of-pocket expenses not paid within 30 days of the date of the original invoice shall be charged a late payment fee of 1% per month until payment of the same are received.

f.                                         The fee for the period from the date hereof until the end of that year shall be prorated according to the proportion which such period bears to the full annual period.

9.                                      Proprietary and Confidential Information.  BlackRock shall keep confidential any information relating to the Company’s business and shall not use such confidential information for any purpose other than in connection with its performance under this Agreement and the Company shall keep confidential any information relating to BlackRock’s business and shall not use such confidential information for any purpose other than in connection with its performance under this Agreement.  Information subject to such confidentiality obligations shall include (a) any data or information that is competitively sensitive material, and not generally known to the public, including, but not limited to, information about product plans, marketing strategies, finances, operations, customer relationships, customer profiles, customer lists, sales estimates, business plans, and internal performance results relating to the past, present or future business activities of the Company (with respect to BlackRock’s confidentiality obligations) or BlackRock (with respect to the Company’s confidentiality obligations); (b) any scientific or technical information, design, process, procedure, formula, or improvement that is commercially valuable and secret in the sense that its confidentiality affords the Company (with respect to BlackRock’s confidentiality obligations) or BlackRock (with respect to the Company’s confidentiality obligations) a competitive advantage over its competitors; (c) all confidential or proprietary concepts, documentation, reports, data, specifications, computer software, source code, object code, flow charts, databases, inventions, know-how, and trade secrets, whether or not patentable or copyrightable; and (d) anything designated as confidential.  Notwithstanding the foregoing, information shall not be subject to the foregoing obligations set forth in this Section if: (a) it was already known to the receiving party at the time it was obtained; (b) it is or becomes publicly known or available through no wrongful act of the receiving party, (c) it was rightfully received from a third party who, to the best of the receiving party’s knowledge, was not under a duty of confidentiality; (d) it is released by the protected party to a third party without restriction; (e) it is required to be disclosed by the receiving party pursuant to a requirement of a court order, subpoena, governmental or regulatory agency or law (provided the receiving party will provide the protected party written notice of such requirement, to the extent such notice is permitted); (f) release of such information by BlackRock is necessary in connection with the provision of BlackRock’s services under this Agreement; (g) it is relevant to the defense of any claim or cause of action asserted against the receiving party; or (h) it has been or is independently developed or obtained by the receiving party.

10.                               Limitation of Liability of BlackRock.

a.                                       BlackRock shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of BlackRock in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

b.                                      The provisions of this Section shall survive termination of this Agreement.

11.                               Duration and Termination.  This Agreement shall become effective with respect to a Fund on or about March 1, 2006 following approval of this Agreement by the shareholders of such Fund, or such later date upon approval by shareholders if not approved by March 1, 2006.  Unless sooner terminated as provided herein, the Management Agreement shall continue with respect to such Fund until March 31, 2007.  Thereafter, if not terminated, this Agreement shall continue with respect to a Fund for successive annual periods ending on March 31, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Trustees of the Company who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Company or by vote of a majority of the outstanding voting securities of such Fund; provided, however, that this Agreement may be terminated with respect to a Fund by the Company at any time, without the payment of any penalty, by the Board of Trustees of the Company or by vote of a majority of the outstanding voting securities of such Fund, on 60 days’ written notice to BlackRock, or by BlackRock at any time, without payment of any penalty, on 90 days’ written notice to the Company.  This Agreement will immediately terminate in the event of its assignment.  (As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested person” and “assignment” shall have the same meaning as such term have in the 1940 Act.)

12.                               Amendment of this Agreement.  No provision of this Agreement may be changed, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought, and no amendment of this Agreement affecting a Fund shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of such Fund.

13.                               Notices.  Notices shall be addressed if to the Company at 100 Bellevue Parkway, Wilmington, DE 19809, Attention:  Rodney Johnson with a copy to Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103, Attention:  Michael P. Malloy, or at or at such other address or to such other individual as shall be so specified by the Company to BlackRock.  Notices shall be addressed if to BlackRock at BlackRock Institutional Management Corporation, 40 East 52nd Street, New York, New York 10022, Attention: Robert Connolly, Esq. or at such other address or to such other individual as shall be so specified by BlackRock to the Company.

14.                               Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

15.                               Further Actions.  Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

16.                               Miscellaneous.

a.                                       Entire Agreement.  This Agreement embodies the entire agreement and understanding among the parties and supersedes all prior agreements and understandings relating to the subject matter hereof, provided that the parties may embody in one or more separate documents their agreement, if any, with respect to delegated duties.

b.                                      No Representations or Warranties.  Except as expressly provided in this Agreement, BlackRock hereby disclaims all representations and warranties, express or implied, made by it to the Company or any other person, including, without limitation, any warranties regarding quality, suitability, merchantability, fitness for a particular purpose or otherwise (irrespective of any course of dealing, custom or usage of trade), of any services or any goods provided incidental to services provided by it under this Agreement.  BlackRock disclaims any warranty of title or non-infringement except as otherwise set forth in this Agreement.

c.                                       No Changes that Materially Affect Obligations.  Notwithstanding anything in this Agreement to the contrary, the Company agrees that no modifications to its registration statement and no policies which it may adopt or resolutions which the Board may adopt will affect materially the obligations or responsibilities of BlackRock hereunder without the prior written approval of BlackRock, which approval shall not be unreasonably withheld or delayed.

d.                                      Captions.  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

e.                                       Information.  The Company will provide such information and documentation as BlackRock may reasonably request in connection with services provided by BlackRock to the Company.

f.                                         Governing Law.  This Agreement shall be deemed to be a contract made in Delaware and governed by Delaware law, without regard to principles of conflicts of law.

g.                                      Partial Invalidity.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.  Notwithstanding the foregoing sentence, if any provision of this Agreement relating directly or indirectly to the term of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the parties shall immediately negotiate in good faith in order to agree upon a new provision which is either (i) the economic equivalent of the invalid provision or (ii) acceptable to the party adversely affected by the invalidity of the prior provision.

h.                                      Facsimile Signatures.  The facsimile signature of any party to this Agreement shall constitute the valid and binding execution hereof by such party.

i.                                          Customer Identification Program Notice.  To help the U.S. government fight the funding of terrorism and money laundering activities, U.S. Federal law requires each financial institution to obtain, verify and record certain information that identifies each person who initially opens an account with that financial institution on or after October 1, 2003.  Certain of BlackRock affiliates are financial institutions, and BlackRock may, as a matter of policy, request (or may have already requested) the Company’s name, address and taxpayer identification number or other government-issued identification number, and, if such party is a natural person, that party’s date of birth.  BlackRock may also ask (and may have already asked) for additional identifying information, and one or both of BlackRock may take steps (and may have already taken steps) to verify the authenticity and accuracy of these data elements.

j.                                          Systems.  BlackRock shall retain title to and ownership of any and all of its own data bases, computer programs, screen formats, report formats, interactive design techniques, derivative works, inventions, discoveries, patentable or copyrightable matters, concepts, expertise, patents, copyrights, trade secrets, and other related legal rights utilized by BlackRock in connection with the services provided by BlackRock to the Company.

k.                                       Liability of Trustees, etc.  Reference is hereby made to the Declaration of Trust which contains certain provisions limiting the liability of the Board of Trustees, shareholders, officers, employees and agents of the Company.  The obligations of the Company created hereunder are not personally binding upon, nor shall resort be had to the property of, any of the Board of Trustees, shareholders, officers, employees or agents of the Company.  In addition, only the Company property included in the Fund which incurs any liability shall be used to pay such liability.

l.                                          Legal Advice.  Notwithstanding anything in this Agreement to the contrary, the services of BlackRock neither constitute, nor shall they be construed as constituting, legal advice or the provision of legal services for or on behalf of the Company or any other person.

m.                                    Services Not Exclusive.  The services rendered by BlackRock hereunder are not to be deemed exclusive, and BlackRock shall be free to render similar services to others so long as its services under this Agreement are not impaired thereby.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of                  , 2006.

BLACKROCK LIQUIDITY FUNDS

By:
Name:
Title:

BLACKROCK INSTITUTIONAL
MANAGEMENT CORPORATION

By:
Name:
Title:

APPENDIX A

to the

Management Agreement between BlackRock Liquidity Funds,

and BlackRock Institutional Management Corporation

TempFund (all classes)

TempCash (all classes)

FedFund (all classes)

T-Fund (all classes)

Federal Trust Fund (all classes)

Treasury Trust Fund (all classes)

MuniFund (all classes)

MuniCash (all classes)

California Money Fund (all classes)

New York Money Fund (all classes)

APPENDIX B

to the

Management Agreement between BlackRock Liquidity Funds,

and BlackRock Institutional Management Corporation

FEE SCHEDULE

Asset Based Fee:

The following annual fee shall be computed daily based upon each Fund’s average daily net assets and paid monthly:

Fund	TempFund	TempCash, MuniFund and MuniCash	California Money Fund and New York Money
Management Fee

.350% of the first $1 billion
.300% of the next $1 billion
.250% of the next $1 billion
.200% of the next $1 billion
.195% of the next $1 billion
.190% of the next $1 billion
.180% of the next $1 billion
.175% of the next $1 billion
.170% of amounts in excess
of $8 billion.

.350% of the first $1 billion
.300% of the next $1 billion
.250% of the next $1 billion
.200% of the next $1 billion
.195% of the next $1 billion
.190% of the next $1 billion
.185% of the next $1 billion
.180% of amounts in excess
of $7 billion.

.375% of the first $1 billion .350% of the next $1 billion .325% of the next $1 billion .300% of amounts in excess of $3 billion.

The following annual fee shall be computed daily and paid monthly:

FedFund, T-Fund, Federal Trust Fund and Treasury Trust Fund

Calculation A	Calculation B

.175% of the first $1 billion**
.150% of the next $1 billion**
.125% of the next $1 billion**
.100% of the next $1 billion**
.095% of the next $1 billion**
.090% of the next $1 billion**
.085% of the next $1 billion**
.080% of amounts in excess of $7 billion.**

.175% of the first $1 billion* .150% of the next $1 billion* .125% of the next $1 billion* .100% of amounts in excess of $3 billion. *

The Management Fee is equal to Calculation A plus Calculation B.

**Based on the combined average net assets of the FedFund, T-Fund, Federal Trust Fund and Treasury Trust Fund.

*  Based on the average net assets of each portfolio.

Cost of Access to Data Repository and Analytics Suite:

Waived.

EXHIBIT Y

Data Repository and Analytics Suite Services

1.                                      BlackRock Services.  BlackRock will:

(a)                                  Provide for Internet access to an accounting data repository and analytics suite that provides mutual fund accounting data at a site operated by a sub-contractor (the “Site”) for Company portfolio data otherwise supplied by a sub-contractor to Company service providers via other electronic and manual methods.  Types of information to be provided on the Site include: (i) data relating to portfolio securities, (ii) general ledger balances and (iii) net asset value-related data, including NAV and net asset, distribution and yield detail (collectively, the “Accounting Services”).

(b)                                 Supply each of the Authorized Users (as defined in Section 4(b)(55) of the Agreement) (the “Users”) with a logon ID and Password;

(c)                                  Provide to Users access to the information listed in (a) above using standard inquiry tools and reports.  With respect to the Accounting Services, Users will be able to modify standard inquiries to develop user-defined inquiry tools; however, BlackRock will review computer costs for running user-defined inquiries and may assess surcharges for those requiring excessive hardware resources.  In addition, costs for developing custom reports or enhancements will be billed separately to and payable by the Company

(d)                                 Utilize a form of encryption that is generally available to the public in the U.S. for standard Internet browsers and establish, monitor and verify firewalls and other security features (commercially reasonable for this type of information and these types of users) and exercise commercially reasonable efforts to attempt to maintain the security and integrity of the Site; and

(e)                                  Monitor the telephone lines involved in providing the Accounting Services and inform the Company promptly of any malfunctions or service interruptions.

2.                                      Duties of the Company and the Users.  The Company and the Users (to the extent applicable) will:

(a)                                  Provide and maintain a web browser supporting Secure Sockets Layer 128-bit encryption; and

(b)                                 Keep logon IDs and passwords confidential and notify BlackRock immediately in the event that a logon ID or password is lost, stolen or if the Company has reason to believe that the logon ID and password are being used by an unauthorized person.

3.                                      Limitations of Liability.

(a)                                  Nothing in this Section 3 shall in any way serve to limit any limitation of liability provision otherwise applicable to BlackRock under the Agreement.

(b)                                 The Company acknowledges that the Internet is an “open,” publicly accessible network and not under the control of any party.  BlackRock’s provision of Accounting Services is dependent upon the proper functioning of the Internet and services provided by telecommunications carriers, firewall providers, encryption system developers and others.  The Company agrees that BlackRock shall not be liable in any respect for the actions or omissions of any third party wrongdoers (i.e., hackers not employed by such party or its affiliates) or of any third parties involved in the Accounting Services and shall not be liable in any respect for the selection of any such third party, unless that selection constitutes a breach of BlackRock’s standard of care under the Agreement.

(c)                                  Without limiting the generality of the foregoing or any other provisions of this Exhibit or the Agreement, BlackRock shall not be liable for delays or failures to perform any of the Accounting Services or errors or loss of data occurring directly or indirectly by reason of circumstances beyond BlackRock’s reasonable control, including without limitation the items referenced in Section 10(d) of the Agreement and including without limitation functions or malfunctions of the Internet or telecommunications services, firewalls, encryption systems or security devices occurring directly or indirectly by reason of circumstances beyond BlackRock’s reasonable control or by reason of laws or regulations imposed after the effective date of this Exhibit.

4.                                      Duration, Termination and Changes to Terms.

(a)                                  BlackRock shall have the right at any time to provide notice to the Company of changes to the terms set forth in this Exhibit or otherwise relating to the data repository and analytics suite.  Such changes will become effective and bind the parties hereto after sixty (60) days from the date BlackRock notifies the Company of such changes, unless the Company terminates this Exhibit pursuant to Section 4(b) below or the parties agree otherwise at such time.

(b)                                 The Company or BlackRock may terminate this Exhibit upon sixty (60) days’ prior written notice to the other.

5.                                       Miscellaneous.  In the event of a conflict between specific terms of this Exhibit and the balance of the Agreement, this Exhibit shall control as to matters relating to the data repository and analytics suite.

Appendix B

BLACKROCK LIQUIDITY FUNDS

NOMINATING COMMITTEE CHARTER

The Nominating Committee (the “Committee”) of the Board of Trustees of the BlackRock Liquidity Funds (the “Trust”) shall consist of such Trustees of the Trust as may be selected from time to time by the Board, none of whom shall be “interested persons” (the “Independent Trustees”) as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Act”).  The duties and powers of the Committee are to select and nominate the appropriate number of candidates for election or appointment as members of the Board of Trustees and recommend any appropriate changes to the Board for consideration.

In connection with the identification, selection and nomination of candidates to the Board of Trustees, the Committee shall evaluate the qualifications of candidates for Board membership and their independence from the Trust’s investment adviser and other principal service providers.  The Committee shall consider the effect of any relationships beyond those delineated in the Act that might impair independence (e.g., business, financial or family relationships with the Trust’s investment adviser or other service providers).  Persons selected as Independent Trustees must not be “interested persons” as defined under the Act.  Specific qualifications shall be based on the needs of the Board at the time of the nomination.

The Committee shall accept and review shareholder nominations for Trustees.  A shareholder nomination for Trustee may be submitted to the Trust by sending the nomination to the Trust’s Secretary.  The Secretary shall submit all nominations to the Committee.  The Committee shall assess shareholder nominees in the same manner it reviews its own nominations.

Any changes to the shareholder nomination procedures shall be approved by the Board of Trustees, including a majority of its Independent Trustees, and reported on the Trust’s next filing on Form N-CSR.

The Committee shall meet as requested by the Trust’s Chairman.  The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Trust.  The Committee shall report all of its actions to the Board of Trustees at its next meeting following such actions.  The Committee shall review this Charter from time to time as it deems appropriate, and recommend any changes to the full Board of Trustees.

Adopted:  September 9, 2004

B-1

Appendix C

FUND FEES AND EXPENSES

To assist shareholders of FedFund in understanding the effect of the proposed management fees on the expense of investing in shares of the Fund, the following table summarizes the expenses incurred by the Fund under the Existing Advisory Agreement and Administration Agreement for the fiscal year ended October 31, 2005, and also restates these expenses to show what the expenses would have been had the proposed fees under the Management Agreement been in effect during the same period.  Information is provided for only those share classes that the Fund currently offers for sale.

FedFund Annual Fund Operating Expenses

(Expenses that are deducted from Fund assets.)

	Management Fees	Distribution (12b-1) Fees		Other Expenses: Administration Fees	Other Expenses: Shareholder Servicing	Other Expenses: Misc	Total Other Expenses	Total Annual Fund Operating Expenses	Fee Waiver & Expense Reimbursement	Net Annual Fund Operating Expenses(1)
Administration Shares
Current	.11%	N/A		.15%	.10%	.03%	.28%	.39%	(.09)%	.30%
Proposed	.26%	N/A		N/A	.10%	.03%	.13%	.39%	(.09)%	.30%
Bear Stearns Shares
Current	.11%	0.35	%(2)	.15%	.45%	.03%	.63%	1.09%	(.09)%	1.00%
Proposed	.26%	0.35	%(2)	N/A	.45%	.03%	.48%	1.09%	(.09)%	1.00%
Bear Stearns Premier Shares
Current	.11%	0.10	%(2)	.15%	.50%	.03%	.63%	.89%	(.29)%	.60%
Proposed	.26%	0.10	%(2)	N/A	.50%	.03%	.48%	.89%	(.29)%	.60%
Bear Stearns Premier Choice Shares
Current	.11%	0.10	%(2)	.15%	.40%	.03%	.58%	.79%	(.34)%	.45%
Proposed	.26%	0.10	%(2)	N/A	.40%	.03%	.38%	.79%	(.34)%	.45%
Bear Stearns Private Client Shares
Current	.11%	0.35	%(2)	.15%	.50%	.03%	.68%	1.15%	(.55)%	.60%
Proposed	.26%	0.35	%(2)	N/A	.50%	.03%	.53%	1.15%	(.55)%	.60%
Cash Reserve
Current	.11%	N/A		.15%	.40%	.03%	.58%	.69%	(.09)%	.60%
Proposed	.26%	N/A		N/A	.40%	.03%	.43%	.69%	(.09)%	.60%
Dollar Shares
Current	.11%	N/A		.15%	.25%	.03%	.43%	.54%	(.09)%	.45%
Proposed	.26%	N/A		N/A	.25%	.03%	.28%	.54%	(.09)%	.45%
Institutional Shares
Current	.11%	N/A		.15%	N/A	.03%	.18%	.29%	(.09)%	.20%
Proposed	.26%	N/A		N/A	N/A	.03%	.03%	.29%	(.09)%	.20%

The following example is intended to help you compare the cost of investing in FedFund’s shares with the cost of investing in other mutual funds.

(1) The Adviser and co-administrators have contractually agreed to waive fees and reimburse expenses until February 28, 2006 in order to keep combined Management Fees, Other Expenses: Administration Fees and Other Expenses: Misc. from exceeding 0.20%.  In addition, the Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2007 in order to keep combined Management Fees and Other Expenses: Misc (Proposed) from exceeding 0.20%.

(2) The Fund’s Distributor and Bear Stearns have contractually agreed to waive their Distribution Fees and/or Shareholder Servicing Fees until February 28, 2006 so that the Fund’s Net Annual Operating Expenses do not exceed 1.00%, 0.60%, 0.45% and 0.60% with respect to Bear Stearns Shares, Bear Stearns Premier Shares, Bear Stearns Premier Choice Shares and Bear Stearns Private Client Shares, respectively.

The Example assumes that you invest $10,000 in FedFund’s shares for the time periods indicated and then redeem all of your shares at the end of those periods.  The example shows these expenses under both the current and proposed fee arrangements. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

FedFund Example

	1 Year	3 Years	5 Years	10 Years
Administration Shares
Current	$31	$116	$210	$484
Proposed	$31	$116	$210	$484
Bear Stearns Shares
Current	$102	$338	$592	$1,321
Proposed	$102	$338	$592	$1,321
Bear Stearns Premier Shares
Current	$72	$243	$430	$970
Proposed	$72	$243	$430	$970
Bear Stearns Premier Choice Shares
Current	$61	$255	$465	$1,069
Proposed	$61	$255	$465	$1,069
Bear Stearns Private Client Shares
Current	$61	$313	$584	$1,359
Proposed	$61	$313	$584	$1,359
Cash Reserve Shares
Current	$61	$212	$375	$850
Proposed	$61	$212	$375	$850
Dollar Shares
Current	$46	$162	$288	$657
Proposed	$46	$162	$288	$657
Institutional Shares
Current	$20	$84	$154	$359
Proposed	$20	$84	$154	$359

To assist shareholders of California Money Fund in understanding the effect of the proposed management fees on the expense of investing in shares of the Fund, the following table summarizes the expenses incurred by the Fund under the Existing Advisory Agreement and Administration Agreement for the fiscal year ended October 31, 2005, and also restates these expenses to show what the expenses would have been had the proposed fees under the Management Agreement been in effect during the same period.  Information is provided for only those share classes that the Fund currently offers for sale.

California Money Fund Annual Fund Operating Expenses

(Expenses that are deducted from Fund assets.)

	Management Fees	Distribution (12b-1) Fees		Other Expenses: Administration Fees	Other Expenses: Shareholder Servicing	Other Expenses: Misc	Total Other Expenses	Total Annual Fund Operating Expenses	Fee Waiver & Expense Reimbursement	Net Annual Fund Operating Expenses(3)
Administration Shares
Current	.20%	N/A		.18%	.10%	.03%	.31%	.51%	(.21)%	.30%
Proposed	.38%	N/A		N/A	.10%	.03%	.13%	.51%	(.21)%	.30%
Bear Stearns Shares
Current	.20%	0.35	%(4)	.18%	.50%	.03%	.71%	1.26%	(.26)%	1.00%
Proposed	.38%	0.35	%(4)	N/A	.50%	.03%	.53%	1.26%	(.26)%	1.00%
Bear Stearns Premier Shares
Current	.20%	0.10	%(4)	.18%	.50%	.03%	.71%	1.01%	(.31)%	.70%
Proposed	.38%	0.10	%(4)	N/A	.50%	.03%	.53%	1.01%	(.31)%	.70%
Bear Stearns Premier Choice Shares
Current	.20%	0.10	%(4)	.18%	.40%	.03%	.61%	.91%	(.46)%	.45%
Proposed	.38%	0.10	%(4)	N/A	.40%	.03%	.43%	.91%	(.46)%	.45%
Bear Stearns Private Client Shares
Current	.20%	0.35	%(4)	.18%	.50%	.03%	.71%	1.26%	(.56)%	.70%
Proposed	.38%	0.35	%(4)	N/A	.50%	.03%	.53%	1.26%	(.56)%	.70%
Cash Management Shares
Current	.20%	N/A		.18%	.50%	.03%	.71%	.91%	(.21)%	.70%
Proposed	.38%	N/A		N/A	.50%	.03%	.53%	.91%	(.21)%	.70%
Dollar Shares
Current	.20%	N/A		.18%	.25%	.03%	.46%	.66%	(.21)%	.45%
Proposed	.38%	N/A		N/A	.25%	.03%	.28%	.66%	(.21)%	.45%
Institutional Shares
Current	.20%	N/A		.18%	N/A	.03%	.21%	.41%	(.21)%	.20%
Proposed	.38%	N/A		N/A	N/A	.03%	.03%	.41%	(.21)%	.20%

The following example is intended to help you compare the cost of investing in California Money Fund’s shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the California Money Fund’s shares for the time periods indicated and then redeem all of your shares at the end of those periods.  The example shows these expenses under

(3) The Adviser and co-administrators have contractually agreed to waive fees and reimburse expenses until February 28, 2006 in order to keep combined Management Fees, Other Expenses: Administration Fees and Other Expenses: Misc. from exceeding 0.20%.  In addition, the Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2007 in order to keep combined Management Fees and Other Expenses: Misc (Proposed) from exceeding 0.20%.

(4) The Fund’s Distributor and Bear Stearns have contractually agreed to waive their Distribution Fees and/or Shareholder Servicing Fees until February 28, 2006 so that the Fund’s Net Annual Operating Expenses do not exceed 1.00%, 0.70%, 0.45% and 0.70% with respect to Bear Stearns Shares, Bear Stearns Premier Shares, Bear Stearns Premier Choice Shares and Bear Stearns Private Client Shares, respectively.

both the current and proposed fee arrangements. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

California Money Fund Example

	1 Year	3 Years	5 Years	10 Years
Administration Shares
Current	$31	$142	$264	$620
Proposed	$31	$142	$264	$620
Bear Stearns Shares
Current	$102	$374	$667	$1,500
Proposed	$102	$374	$667	$1,500
Bear Stearns Premier Shares
Current	$72	$291	$528	$1,208
Proposed	$72	$291	$528	$1,208
Bear Stearns Premier Choice Shares
Current	$46	$244	$459	$1,077
Proposed	$46	$244	$459	$1,077
Bear Stearns Private Client Shares
Current	$72	$344	$638	$1,473
Proposed	$72	$344	$638	$1,473
Cash Management Shares
Current	$72	$269	$483	$1,100
Proposed	$72	$269	$483	$1,100
Dollar Shares
Current	$46	$190	$347	$803
Proposed	$46	$190	$347	$803
Institutional Shares
Current	$20	$110	$209	$497
Proposed	$20	$110	$209	$497

To assist shareholders of New York Money Fund in understanding the effect of the proposed management fees on the expense of investing in shares of the Fund, the following table summarizes the expenses incurred by the Fund under the Existing Advisory Agreement and Administration Agreement for the fiscal year ended October 31, 2005, and also restates these expenses to show what the expenses would have been had the proposed fees under the Management Agreement been in effect during the same period.  Information is provided for only those share classes that the Fund currently offers for sale.

New York Money Fund Annual Fund Operating Expenses

(Expenses that are deducted from Fund assets.)

	Management Fees	Distribution (12b-1) Fees		Other Expenses: Administration Fees	Other Expenses: Shareholder Servicing	Other Expenses: Misc	Total Other Expenses	Total Annual Fund Operating Expenses	Fee Waiver & Expense Reimbursement	Net Annual Fund Operating Expenses(5)
Administration Shares
Current	.20%	N/A		.17%	.10%	.04%	.31%	.51%	(.21)%	.30%
Proposed	.37%	N/A		N/A	.10%	.04%	.14%	.51%	(.21)%	.30%
Bear Stearns Shares
Current	.20%	0.35	%(6)	.17%	.50%	.04%	.71%	1.26%	(.26)%	1.00%
Proposed	.37%	0.35	%(6)	N/A	.50%	.04%	.54%	1.26%	(.26)%	1.00%
Bear Stearns Premier Shares
Current	.20%	0.10	%(6)	.17%	.50%	.04%	.71%	1.01%	(.31)%	.70%
Proposed	.37%	0.10	%(6)	N/A	.50%	.04%	.54%	1.01%	(.31)%	.70%
Bear Stearns Premier Choice Shares
Current	.20%	0.10	%(6)	.17%	.40%	.04%	.61%	.91%	(.46)%	.45%
Proposed	.37%	0.10	%(6)	N/A	.40%	.04%	.44%	.91%	(.46)%	.45%
Bear Stearns Private Client Shares
Current	.20%	0.35	%(6)	.17%	.50%	.04%	.71%	1.26%	(.56)%	.70%
Proposed	.37%	0.35	%(6)	N/A	.50%	.04%	.54%	1.26%	(.56)%	.70%
Cash Management Shares
Current	.20%	N/A		.17%	.50%	.04%	.71%	.91%	(.21)%	.70%
Proposed	.37%	N/A		N/A	.50%	.04%	.54%	.91%	(.21)%	.70%
Dollar Shares
Current	.20%	N/A		.17%	.25%	.04%	.46%	.66%	(.21)%	.45%
Proposed	.37%	N/A		N/A	.25%	.04%	.29%	.66%	(.21)%	.45%
Institutional Shares
Current	.20%	N/A		.17%	N/A	.04%	.21%	.41%	(.21)%	.20%
Proposed	.37%	N/A		N/A	N/A	.04%	.04%	.41%	(.21)%	.20%

The following example is intended to help you compare the cost of investing in New York Money Fund’s shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in New York Money Fund’s shares for the time periods indicated and then redeem all of your shares at the end of those periods.  The example shows these expenses under both the current and proposed fee arrangements. The Example also assumes that your investment has a 5% return

(5) The Adviser and co-administrators have contractually agreed to waive fees and reimburse expenses until February 28, 2006 in order to keep combined Management Fees, Other Expenses: Administration Fees and Other Expenses: Misc. from exceeding 0.20%.  In addition, the Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2007 in order to keep combined Management Fees and Other Expenses: Misc (Proposed) from exceeding 0.20%.

(6) The Fund’s Distributor and Bear Stearns have contractually agreed to waive their Distribution Fees and/or Shareholder Servicing Fees until February 28, 2006 so that the Fund’s Net Annual Operating Expenses do not exceed 1.00%, 0.60%, 0.45% and 0.70% with respect to Bear Stearns Shares, Bear Stearns Premier Shares, Bear Stearns Premier Choice Shares and Bear Stearns Private Client Shares, respectively.

each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

New York Money Fund Example

	1 Year	3 Years	5 Years	10 Years
Administration Shares
Current	$31	$142	$264	$620
Proposed	$31	$142	$264	$620
Bear Stearns Shares
Current	$102	$374	$667	$1,500
Proposed	$102	$374	$667	$1,500
Bear Stearns Premier Shares
Current	$72	$291	$528	$1,208
Proposed	$72	$291	$528	$1,208
Bear Stearns Premier Choice Shares
Current	$46	$244	$459	$1,077
Proposed	$46	$244	$459	$1,077
Bear Stearns Private Client Shares
Current	$72	$344	$638	$1,473
Proposed	$72	$344	$638	$1,473
Cash Management Shares
Current	$72	$269	$483	$1,100
Proposed	$72	$269	$483	$1,100
Dollar Shares
Current	$46	$190	$347	$803
Proposed	$46	$190	$347	$803
Institutional Shares
Current	$20	$110	$209	$497
Proposed	$20	$110	$209	$497

To assist shareholders of TempFund in understanding the effect of the proposed management fees on the expense of investing in shares of the Fund, the following table summarizes the expenses incurred by the Fund under the Existing Advisory Agreement and Administration Agreement for the fiscal year ended October 31, 2005, and also restates these expenses to show what the expenses would have been had the proposed fees under the Management Agreement been in effect during the same period.  Information is provided for only those share classes that the Fund currently offers for sale.

TempFund Annual Fund Operating Expenses

(Expenses that are deducted from Fund assets.)

		Management Fees	Distribution (12b-1) Fees		Other Expenses: Administration Fees	Other Expenses: Shareholder Servicing	Other Expenses: Misc	Total Other Expenses	Total Annual Fund Operating Expenses	Fee Waiver & Expense Reimbursement	Net Annual Fund Operating Expenses(7)
Administration Shares
Current		.08%	N/A		.11%	.10%	.02%	.23%	.31%	(.03)%	.28%
Proposed		.19%	N/A		N/A	.10%	.02%	.12%	.31%	(.03)%	.28%
Bear Stearns Shares
Current		.08%	0.35	%(8)	.11%	.50%	.02%	.63%	1.06%	(.06)%	1.00%
Proposed		.19%	0.35	%(8)	N/A	.50%	.02%	.52%	1.06%	(.06)%	1.00%
Bear Stearns Premier Shares
Current		.08%	0.10	%(8)	.11%	.50%	.02%	.63%	.81%	(.21)%	.60%
Proposed		.19%	0.10	%(8)	N/A	.50%	.02%	.52%	.81%	(.21)%	.60%
Bear Stearns Premier Choice Shares
Current		.08%	0.10	%(8)	.11%	.40%	.02%	.53%	.71%	(.26)%	.45%
Proposed		.19%	0.10	%(8)	N/A	.40%	.02%	.42%	.71%	(.26)%	.45%
Bear Stearns Private Client Shares		.
Current		.08%	0.35	%(8)	.11%	.50%	.02%	.63%	1.06%	(.46)%	.60%
Proposed		.19%	0.35	%(8)	N/A	.50%	.02%	.52%	1.06%	(.46)%	.60%
Cash Management Shares
Current		.08%	N/A		.11%	.50%	.02%	.63%	.71%	(.03)%	.68%
Proposed		.19%	N/A		N/A	.50%	.02%	.52%	.71%	(.03)%	.68%
Cash Reserve
Current		.08%	N/A		.11%	.40%	.02%	.53%	.61%	(.03)%	.58%
Proposed		.19%	N/A		N/A	.40%	.02%	.42%	.61%	(.03)%	.58%
Dollar Shares
Current		.08%	N/A		.11%	.25%	.02%	.38%	.46%	(.03)%	.43%
Proposed		.19%	N/A		N/A	.25%	.02%	.27%	.46%	(.03)%	.43%
Institutional Shares
Current		.08%	N/A		.11%	N/A	.02%	.13%	.21%	(.03)%	.18%
Proposed	.	.19%	N/A		N/A	N/A	.02%	.02%	.21%	(.03)%	.18%

(7) The Adviser and co-administrators have contractually agreed to waive fees and reimburse expenses until February 28, 2006 in order to keep combined Management Fees, Other Expenses: Administration Fees and Other Expenses: Misc. from exceeding 0.18%.  In addition, the Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2007 in order to keep combined Management Fees and Other Expenses: Misc (Proposed) from exceeding 0.18%.

(8) The Fund’s Distributor and Bear Stearns have contractually agreed to waive their Distribution Fees and/or Shareholder Servicing Fees until February 28, 2006 so that the Fund’s Net Annual Operating Expenses do not exceed 1.00%, 0.60%, 0.45% and 0.60% with respect to Bear Stearns Shares, Bear Stearns Premier Shares, Bear Stearns Premier Choice Shares and Bear Stearns Private Client Shares, respectively.

The following example is intended to help you compare the cost of investing in TempFund’s shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in TempFund’s shares for the time periods indicated and then redeem all of your shares at the end of those periods.  The example shows these expenses under both the current and proposed fee arrangements. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

TempFund Example

	1 Year	3 Years	5 Years	10 Years
Administration Shares
Current	$29	$97	$171	$390
Proposed	$29	$97	$171	$390
Bear Stearns Shares
Current	$102	$331	$579	$1,289
Proposed	$102	$331	$579	$1,289
Bear Stearns Premier Shares
Current	$61	$238	$429	$982
Proposed	$61	$238	$429	$982
Bear Stearns Premier Choice Shares
Current	$46	$201	$369	$858
Proposed	$46	$201	$369	$858
Bear Stearns Private Client Shares
Current	$61	$291	$540	$1,253
Proposed	$61	$291	$540	$1,253
Cash Management Shares
Current	$69	$224	$392	$880
Proposed	$69	$224	$392	$880
Cash Reserve Shares
Current	$59	$192	$337	$759
Proposed	$59	$192	$337	$759
Dollar Shares
Current	$44	$145	$255	$576
Proposed	$44	$145	$255	$576
Institutional Shares
Current	$18	$65	$115	$265
Proposed	$18	$65	$115	$265

To assist shareholders of MuniFund in understanding the effect of the proposed management fees on the expense of investing in shares of the Fund, the following table summarizes the expenses incurred by the Fund under the Existing Advisory Agreement and Administration Agreement for the fiscal year ended October 31, 2005, and also restates these expenses to show what the expenses would have been had the proposed fees under the Management Agreement been in effect during the same period.  Information is provided for only those share classes that the Fund currently offers for sale.

MuniFund Annual Fund Operating Expenses

(Expenses that are deducted from Fund assets.)

	Management Fees	Distribution (12b-1) Fees		Other Expenses: Administration Fees	Other Expenses: Shareholder Servicing	Other Expenses: Misc	Total Other Expenses	Total Annual Fund Operating Expenses	Fee Waiver & Expense Reimbursement	Net Annual Fund Operating Expenses(9)
Administration Shares
Current	.15%	N/A		.15%	.10%	.03%	.28%	.43%	(.13)%	.30%
Proposed	.30%	N/A		N/A	.10%	.03%	.13%	.43%	(.13)%	.30%
Bear Stearns Shares
Current	.15%	0.35	%(10)	.15%	.50%	.03%	.68%	1.18%	(.18)%	1.00%
Proposed	.30%	0.35	%(10)	N/A	.50%	.03%	.53%	1.18%	(.18)%	1.00%
Bear Stearns Premier Shares
Current	.15%	0.10	%(10)	.15%	.50%	.03%	.68%	.93%	(.23)%	.70%
Proposed	.30%	0.10	%(10)	N/A	.50%	.03%	.53%	.93%	(.23)%	.70%
Bear Stearns Premier Choice Shares
Current	.15%	0.10	%(10)	.15%	.40%	.03%	.58%	.83%	(.38)%	.45%
Proposed	.30%	0.10	%(10)	N/A	.40%	.03%	.43%	.83%	(.38)%	.45%
Bear Stearns Private Client Shares
Current	.15%	0.35	%(10)	.15%	.50%	.03%	.68%	1.18%	(.48)%	.70%
Proposed	.30%	0.35	%(10)	N/A	.50%	.03%	.53%	1.18%	(.48)%	.70%
Cash Management Shares
Current	.15%	N/A		.15%	.50%	.03%	.68%	.83%	(.13)%	.70%
Proposed	.30%	N/A		N/A	.50%	.03%	.53%	.83%	(.13)%	.70%
Dollar Shares
Current	.15%	N/A		.15%	.25%	.03%	.43%	.58%	(.13)%	.45%
Proposed	.30%	N/A		N/A	.25%	.03%	.28%	.58%	(.13)%	.45%
Institutional Shares
Current	.15%	N/A		.15%	N/A	.03%	.18%	.33%	(.13)%	.20%
Proposed	.30%	N/A		N/A	N/A	.03%	.03%	.33%	(.13)%	.20%

The following example is intended to help you compare the cost of investing in MuniFund’s shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in MuniFund’s shares for the time periods indicated and then redeem all of your shares at the end of those periods.  The example shows these expenses under both the

(9) The Adviser and co-administrators have contractually agreed to waive fees and reimburse expenses until February 28, 2006 in order to keep combined Management Fees, Other Expenses: Administration Fees and Other Expenses: Misc. from exceeding 0.20%.  In addition, the Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2007 in order to keep combined Management Fees and Other Expenses: Misc (Proposed) from exceeding 0.20%.

(10) The Fund’s Distributor and Bear Stearns have contractually agreed to waive their Distribution Fees and/or Shareholder Servicing Fees until February 28, 2006 so that the Fund’s Net Annual Operating Expenses do not exceed 1.00%, 0.70%, 0.45% and 0.70% with respect to Bear Stearns Shares, Bear Stearns Premier Shares, Bear Stearns Premier Choice Shares and Bear Stearns Private Client Shares, respectively.

current and proposed fee arrangements. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

MuniFund Example

	1 Year	3 Years	5 Years	10 Years
Administration Shares
Current	$31	$125	$228	$530
Proposed	$31	$125	$228	$530
Bear Stearns Shares
Current	$102	$357	$632	$1,416
Proposed	$102	$357	$632	$1,416
Bear Stearns Premier Shares
Current	$72	$291	$528	$1,208
Proposed	$72	$291	$528	$1,208
Bear Stearns Premier Choice Shares
Current	$46	$227	$423	$990
Proposed	$46	$227	$423	$990
Bear Stearns Private Client Shares
Current	$72	$327	$603	$1,389
Proposed	$72	$327	$603	$1,389
Cash Management Shares
Current	$72	$252	$448	$1,013
Proposed	$72	$252	$448	$1,013
Dollar Shares
Current	$46	$173	$311	$713
Proposed	$46	$173	$311	$713
Institutional Shares
Current	$20	$93	$172	$405
Proposed	$20	$93	$172	$405

To assist shareholders of TempCash in understanding the effect of the proposed management fees on the expense of investing in shares of the Fund, the following table summarizes the expenses incurred by the Fund under the Existing Advisory Agreement and Administration Agreement for the fiscal year ended October 31, 2005, and also restates these expenses to show what the expenses would have been had the proposed fees under the Management Agreement been in effect during the same period.  Information is provided for only those share classes that the Fund currently offers for sale.

TempCash Annual Fund Operating Expenses

(Expenses that are deducted from Fund assets.)

	Management Fees	Distribution (12b-1) Fees		Other Expenses: Administration Fees	Other Expenses: Shareholder Servicing	Other Expenses: Misc	Total Other Expenses	Total Annual Fund Operating Expenses	Fee Waiver & Expense Reimbursement	Net Annual Fund Operating Expenses(11)
Bear Stearns Premier Shares
Current	.11%	0.10	%(12)	.11%	.50%	.02%	.63%	.84%	(.24)%	.60%
Proposed	.22%	0.10	%(12)	N/A	.50%	.02%	.52%	.84%	(.24)%	.60%
Bear Stearns Premier Choice Shares
Current	.11%	0.10	%(12)	.11%	.40%	.02%	.53%	.74%	(.29)%	.45%
Proposed	.22%	0.10	%(12)	N/A	.40%	.02%	.42%	.74%	(.29)%	.45%
Dollar Shares
Current	.11%	N/A		.11%	.25%	.02%	.38%	.49%	(.06)%	.43%
Proposed	.22%	N/A		N/A	.25%	.02%	.27%	.49%	(.06)%	.43%
Institutional Shares
Current	.11%	N/A		.11%	N/A	.02%	.13%	.24%	(.06)%	.18%
Proposed	.22%	N/A		N/A	N/A	.02%	.02%	.24%	(.16)%	.18%

(11) The Adviser and co-administrators have contractually agreed to waive fees and reimburse expenses until February 28, 2006 in order to keep combined Management Fees, Other Expenses: Administration Fees and Other Expenses: Misc. from exceeding 0.18%.  In addition, the Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2007 in order to keep combined Management Fees and Other Expenses: Misc (Proposed) from exceeding 0.18%.

(12) The Fund’s Distributor and Bear Stearns have contractually agreed to waive their Distribution Fees and/or Shareholder Servicing Fees until February 28, 2006 so that the Fund’s Net Annual Operating Expenses do not exceed 0.60% and 0.45% with respect to Bear Stearns Premier Shares and Bear Stearns Premier Choice Shares, respectively.

The following example is intended to help you compare the cost of investing in TempCash’s shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in TempCash’s shares for the time periods indicated and then redeem all of your shares at the end of those periods.  The example shows these expenses under both the current and proposed fee arrangements. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

TempCash Example

	1 Year	3 Years	5 Years	10 Years
Bear Stearns Premier Shares
Current	$61	$244	$442	$1,015
Proposed	$61	$244	$442	$1,015
Bear Stearns Premier Choice Shares
Current	$46	$207	$383	$891
Proposed	$46	$207	$383	$891
Dollar Shares
Current	$44	$151	$268	$610
Proposed	$44	$151	$268	$610
Institutional Shares
Current	$18	$71	$129	$300
Proposed	$18	$71	$129	$300

To assist shareholders of MuniCash in understanding the effect of the proposed management fees on the expense of investing in shares of the Fund, the following table summarizes the expenses incurred by the Fund under the Existing Advisory Agreement and Administration Agreement for the fiscal year ended October 31, 2005, and also restates these expenses to show what the expenses would have been had the proposed fees under the Management Agreement been in effect during the same period.  Information is provided for only those share classes that the Fund currently offers for sale.

MuniCash Annual Fund Operating Expenses

(Expenses that are deducted from Fund assets.)

	Management Fees	Distribution (12b-1) Fees		Other Expenses: Administration Fees	Other Expenses: Shareholder Servicing	Other Expenses: Misc	Total Other Expenses	Total Annual Fund Operating Expenses	Fee Waiver & Expense Reimbursement	Net Annual Fund Operating Expenses(13)
Bear Stearns Premier Shares
Current	.16%	0.10	%(14)	.16%	.50%	.02%	.68%	.94%	(.24)%	.70%
Proposed	.32%	0.10	%(14)	N/A	.50%	.02%	.52%	.94%	(.24)%	.70%
Bear Stearns Premier Choice Shares
Current	.16%	0.10	%(14)	.16%	.40%	.02%	.58%	.84%	(.39)%	.45%
Proposed	.32%	0.10	%(14)	N/A	.40%	.02%	.42%	.84%	(.39)%	.45%
Dollar Shares
Current	.16%	N/A		.16%	.25%	.02%	.43%	.59%	(.14)%	.45%
Proposed	.32%	N/A		N/A	.25%	.02%	.27%	.59%	(.14)%	.45%
Institutional Shares
Current	.16%	N/A		.16%	N/A	.02%	.18%	.34%	(.14)%	.20%
Proposed	.32%	N/A		N/A	N/A	.02%	.02%	.34%	(.14)%	.20%

(13) The Adviser and co-administrators have contractually agreed to waive fees and reimburse expenses until February 28, 2006 in order to keep combined Management Fees, Other Expenses: Administration Fees and Other Expenses: Misc. from exceeding 0.20%.  In addition, the Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2007 in order to keep combined Management Fees and Other Expenses: Misc (Proposed) from exceeding 0.20%.

(14) The Fund’s Distributor and Bear Stearns have contractually agreed to waive their Distribution Fees and/or Shareholder Servicing Fees until February 28, 2006 so that the Fund’s Net Annual Operating Expenses do not exceed 0.70% and 0.45% with respect to Bear Stearns Premier Shares and Bear Stearns Premier Choice Shares, respectively.

The following example is intended to help you compare the cost of investing in MuniCash’s shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in MuniCash’s shares for the time periods indicated and then redeem all of your shares at the end of those periods.  The example shows these expenses under both the current and proposed fee arrangements. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

MuniCash Example

	1 Year	3 Years	5 Years	10 Years
Bear Stearns Premier Shares
Current	$72	$276	$497	$1,133
Proposed	$72	$276	$497	$1,133
Bear Stearns Premier Choice Shares
Current	$46	$229	$428	$1,001
Proposed	$46	$229	$428	$1,001
Dollar Shares
Current	$46	$175	$315	$725
Proposed	$46	$175	$315	$725
Institutional Shares
Current	$20	$95	$177	$417
Proposed	$20	$95	$177	$417

To assist shareholders of T-Fund in understanding the effect of the proposed management fees on the expense of investing in shares of the Fund, the following table summarizes the expenses incurred by the Fund under the Existing Advisory Agreement and Administration Agreement for the fiscal year ended October 31, 2005, and also restates these expenses to show what the expenses would have been had the proposed fees under the Management Agreement been in effect during the same period.  Information is provided for only those share classes that the Fund currently offers for sale.

T-Fund Annual Fund Operating Expenses

(Expenses that are deducted from Fund assets.)

	Management Fees	Distribution (12b-1) Fees	Other Expenses: Administration Fees	Other Expenses: Shareholder Servicing	Other Expenses: Misc	Total Other Expenses	Total Annual Fund Operating Expenses	Fee Waiver & Expense Reimbursement	Net Annual Fund Operating Expenses(15)
Administration Shares
Current	.12%	N/A	.14%	.10%	.02%	.26%	.38%	(.08)%	.30%
Proposed	.26%	N/A	N/A	.10%	.02%	.12%	.38%	(.08)%	.30%
Cash Management Shares
Current	.12%	N/A	.14%	.50%	.02%	.66%	.78%	(.08)%	.70%
Proposed	.26%	N/A	N/A	.50%	.02%	.52%	.78%	(.08)%	.70%
Dollar Shares
Current	.12%	N/A	.14%	.25%	.02%	.41%	.53%	(.08)%	.45%
Proposed	.26%	N/A	N/A	.25%	.02%	.27%	.53%	(.08)%	.45%
Institutional Shares
Current	.12%	N/A	.14%	N/A	.02%	.16%	.28%	(.08)%	.20%
Proposed	.26%	N/A	N/A	N/A	.02%	.02%	.28%	(.08)%	.20%

(15) The Adviser and co-administrators have contractually agreed to waive fees and reimburse expenses until February 28, 2006 in order to keep combined Management Fees, Other Expenses: Administration Fees and Other Expenses: Misc. from exceeding 0.20%.  In addition, the Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2007 in order to keep combined Management Fees and Other Expenses: Misc (Proposed) from exceeding 0.20%.

The following example is intended to help you compare the cost of investing in T-Fund’s shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in T-Fund’s shares for the time periods indicated and then redeem all of your shares at the end of those periods.  The example shows these expenses under both the current and proposed fee arrangements. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

T-Fund Example

	1 Year	3 Years	5 Years	10 Years
Administration Shares
Current	$31	$114	$205	$473
Proposed	$31	$114	$205	$473
Cash Management Shares
Current	$72	$241	$425	$959
Proposed	$72	$241	$425	$959
Dollar Shares
Current	$46	$162	$288	$657
Proposed	$46	$162	$288	$657
Institutional Shares
Current	$20	$82	$149	$348
Proposed	$20	$82	$149	$348

To assist shareholders of Federal Trust Fund in understanding the effect of the proposed management fees on the expense of investing in shares of the Fund, the following table summarizes the expenses incurred by the Fund under the Existing Advisory Agreement and Administration Agreement for the fiscal year ended October 31, 2005, and also restates these expenses to show what the expenses would have been had the proposed fees under the Management Agreement been in effect during the same period.  Information is provided for only those share classes that the Fund currently offers for sale.

Federal Trust Fund Annual Fund Operating Expenses

(Expenses that are deducted from Fund assets.)

	Management Fees	Distribution (12b-1) Fees	Other Expenses: Administration Fees	Other Expenses: Shareholder Servicing	Other Expenses: Misc	Total Other Expenses	Total Annual Fund Operating Expenses	Fee Waiver & Expense Reimbursement	Net Annual Fund Operating Expenses(16)
Dollar Shares
Current	.11%	N/A	.17%	.25%	.10%	.52%	.63%	(.18)%	.45%
Proposed	.28%	N/A	N/A	.25%	.10%	.52%	.63%	(.18)%	.45%
Institutional Shares
Current	.11%	N/A	.17%	N/A	.10%	.27%	.38%	(.18)%	.20%
Proposed	.28%	N/A	N/A	N/A	.10%	.10%	.38%	(.18)%	.20%

(16) The Adviser and co-administrators have contractually agreed to waive fees and reimburse expenses until February 28, 2006 in order to keep combined Management Fees, Other Expenses: Administration Fees and Other Expenses: Misc. from exceeding 0.20%.  In addition, the Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2007 in order to keep combined Management Fees and Other Expenses: Misc (Proposed) from exceeding 0.20%.

The following example is intended to help you compare the cost of investing in Federal Trust Fund’s shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Federal Trust Fund’s shares for the time periods indicated and then redeem all of your shares at the end of those periods.  The example shows these expenses under both the current and proposed fee arrangements. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Federal Trust Fund Example

	1 Year	3 Years	5 Years	10 Years
Dollar Shares
Current	$46	$184	$333	$769
Proposed	$46	$184	$333	$769
Institutional Shares
Current	$20	$104	$195	$463
Proposed	$20	$104	$195	$463

To assist shareholders of Treasury Trust Fund in understanding the effect of the proposed management fees on the expense of investing in shares of the Fund, the following table summarizes the expenses incurred by the Fund under the Existing Advisory Agreement and Administration Agreement for the fiscal year ended October 31, 2005, and also restates these expenses to show what the expenses would have been had the proposed fees under the Management Agreement been in effect during the same period.  Information is provided for only those share classes that the Fund currently offers for sale.

Treasury Trust Fund Annual Fund Operating Expenses

(Expenses that are deducted from Fund assets.)

	Management Fees	Distribution (12b-1) Fees	Other Expenses: Administration Fees	Other Expenses: Shareholder Servicing	Other Expenses: Misc	Total Other Expenses	Total Annual Fund Operating Expenses	Fee Waiver & Expense Reimbursement	Net Annual Fund Operating Expenses(17)
Administration Shares			q
Current	.11%	N/A	.17%	.10%	.03%	.30%	.41%	(.11)%	.30%
Proposed	.28%	N/A	N/A	.10%	.03%	.13%	.41%	(.11)%	.30%
Cash Management Shares
Current	.11%	N/A	.17%	.50%	.03%	.70%	.81%	(.11)%	.70%
Proposed	.28%	N/A	N/A	.50%	.03%	.53%	.81%	(.11)%	.70%
Dollar Shares
Current	.11%	N/A	.17%	.25%	.03%	.45%	.56%	(.11)%	.45%
Proposed	.28%	N/A	N/A	.25%	.03%	.28%	.56%	(.11)%	.45%
Institutional Shares
Current	.11%	N/A	.17%	N/A	.03%	.20%	.31%	(.11)%	.20%
Proposed	.28%	N/A	N/A	N/A	.03%	.03%	.31%	(.11)%	.20%

(17) The Adviser and co-administrators have contractually agreed to waive fees and reimburse expenses until February 28, 2006 in order to keep combined Management Fees, Other Expenses: Administration Fees and Other Expenses: Misc. from exceeding 0.20%.  In addition, the Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2007 in order to keep combined Management Fees and Other Expenses: Misc (Proposed) from exceeding 0.20%.

The following example is intended to help you compare the cost of investing in the Treasury Trust Fund’s shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Treasury Trust Fund’s shares for the time periods indicated and then redeem all of your shares at the end of those periods.  The example shows these expenses under both the current and proposed fee arrangements. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Treasury Trust Fund Example

	1 Year	3 Years	5 Years	10 Years
Administration Shares
Current	$31	$121	$219	$507
Proposed	$31	$121	$219	$507
Cash Management Shares
Current	$72	$248	$439	$991
Proposed	$72	$248	$439	$991
Dollar Shares
Current	$46	$168	$302	$691
Proposed	$46	$168	$302	$691
Institutional Shares
Current	$20	$89	$163	$382
Proposed	$20	$89	$163	$382

BLACKROCK LIQUIDITY FUNDS

This Proxy is solicited by the Board of
Trustees of BlackRock Liquidity Funds

Vote by Touch-Tone Phone, by Mail or via the Internet!

CALL:	To vote by phone, call toll-free and follow the recorded instructions.

LOG-ON:	Vote on the internet at www.proxyweb.com and follow the on-line directions.

MAIL:	Return the signed proxy card in the enclosed envelope.

The undersigned hereby appoints Brian P. Kindelan, William C. McGinley and Robert E. Putney, III (the “Proxies”), and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders (the “Meeting”) of BlackRock Liquidity Funds (the “Trust”) to be held at the offices of BlackRock, Inc. 100 Bellevue Parkway, 3rd Floor, Wilmington, Delaware in the Board Room at 10:30 A.M., Eastern time on February 3, 2006 and at any adjournment(s) or postponement(s) thereof.  The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement.

The proxies shall cast votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposals set forth on the reverse side, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present.  In their discretion, the Proxies, and each of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) or postponement(s) thereof.  The undersigned hereby revokes any prior proxy to vote at the Meeting, and hereby ratifies and confirms that all said Proxies, or any of them, may lawfully do by virtue hereof or thereof.  PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name appears on the books of the Trust.  Joint owners should each sign personally.  Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign.  If a corporation, this signature should be that of an authorized officer who should state his or her title.

☒	Please mark votes as in this example.

BLACKROCK LIQUIDITY FUNDS

				FOR ALL	☐	☐	WITHHELD FROM ALL
This Proxy, if properly executed, will be voted as		1.	To elect Trustees-Nominees:	NOMINEES			NOMINEES

specified with respect to the actions to be taken on the following proposals. In the absence of any specification, this proxy will be voted “for” the election of each Trustee (Proposal No. 1) and “for” approval of the Management Agreement (Proposal No. 2).

(1) Paul L. Audet
(2) G. Nicholas Beckwith, III
(3) Jerold B. Harris
(4) Rodney D. Johnson
(5) Joseph P. Platt, Jr.
(6) Robert C. Robb, Jr.
(7) Ralph L. Schlosstein
(8) Kenneth L. Urish
(9) Frederick W. Winter

For all nominees except as noted above

		2.	To approve a new Management Agreement between the Trust and BlackRock Liquidity	For ☐	Against ☐	Abstain ☐

Note:  This proxy must be signed exactly as your name(s) appears hereon.  If signing as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please indicate this by adding an appropriate title.  A proxy with respect to an interest held in the name of two or more persons is valid if executed by one of them unless at or before exercise of the proxy the Fund receives specific written notice to the contrary from any one of them.

Funds on behalf of the individual investment portfolios of the Trust.

		Mark box at right if an address change or comment has been noted on the reverse side of this card.				☐
Please be sure to sign and date this Proxy.	Date
☐ CHECK HERE IF YOU PLAN TO ATTEND THE MEETING
( PERSON(S) WILL ATTEND.)

Shareholder sign here	Co-owner sign here	RECORD DATE SHARES: